UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2014

Date of reporting period :	October 1, 2013 — September 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PACAX

Putnam Dynamic Asset Allocation Conservative Fund

Annual report
9|30|14

A world of investing.®

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS
invest in a mix of many different
types of investments to help weather
changing market environments.

Putnam Dynamic
Asset Allocation
Conservative Fund

Annual report
9 | 30 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Important notice regarding Putnam’s privacy policy	17
Trustee approval of management contract	18
Financial statements	23
Federal tax information	110
Shareholder meeting results	111
About the Trustees	112
Officers	114

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

With the U.S. economy on firmer footing, the U.S. Federal Reserve has wound down its quantitative easing efforts, which were achieved through purchases of government securities and other financial assets. Now, a new chapter begins for the markets, including the likelihood that the central bank will initiate interest-rate increases in the middle of next year. At the same time, changes are likely at hand in fixed-income markets. With the Fed ending its asset purchases, the government will need to find other buyers for its newly issued securities.

The hope is that the recovery today is strong enough to foster self-sustaining growth without the help of the central bank. In fact, after years of modest growth, it appears that the U.S. economy is positioned to expand at a more vigorous pace, as indicated by an annualized GDP growth rate above 4% in the second quarter.

Amid these transitions, the stock market experienced high volatility, with sharp declines in October. These drops may be tied to the Ebola health crisis, ongoing global threats, and divergent growth rates between the U.S. and non-U.S. economies. Still, strong domestic growth, we believe, bodes well for corporate earnings and equity prices, even if interest rates were to rise. Also of importance, U.S. corporate revenue growth has started to bounce back.

During this transitional time for the markets and the economy, we encourage you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Keep in mind that Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

November 11, 2014

Putnam Dynamic Asset Allocation Conservative Fund

A diversified portfolio to help investors preserve wealth

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund's target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Diversification can help to reduce volatility over time

With today's market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Diversified portfolios outperformed the all-stock portfolio

Cumulative returns: 12/31/99–9/30/14

25/75 Portfolio
60/40 Portfolio
S&P 500 Index total return
150%
120%
90%
60%
30%
0%
-30%
-60%
12/99
12/01
12/03
12/05
12/07
12/09
12/11
12/13
9/14

Note: 25/75 ➞ 25% S&P 500 Index, 75% Barclays U.S. Aggregate Bond Index; 60/40 ➞ 60% S&P 500 Index, 40% Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The five portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Joshua B. Kutin, CFA
(industry since 1998)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Conservative Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 9/30/14

The fund — class A shares before sales charge
Putnam Dynamic Asset Allocation Conservative Fund (PACAX)
Fund's primary benchmark
Barclays U.S. Aggregate Bond Index
Fund's secondary benchmark
Putnam Conservative Blended Benchmark*
Fund's Lipper peer group average
Mixed-Asset Target Allocation Conservative Funds
6.09
5.74
5.64
5.53
4.62
6.14
4.94
8.32
4.12
7.66
6.80
9.85
2.43
8.44
7.91
9.45
3.96
7.55
6.42
LIFE OF FUND†
(since 2/7/94)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

†The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

4     Dynamic Asset Allocation Conservative Fund

Interview with your fund’s portfolio manager

Robert J. Kea, CFA

What was the investment environment like during the 12-month period ended September 30, 2014?

Investors benefited from strong performance in U.S. equity markets for most of the period. With the exceptions of January, July, and September 2014, the overall investing environment remained positive, as markets showed resilience in the face of the Federal Reserve tapering its bond buying, geopolitical troubles around the globe, and a first-quarter slowdown related to harsh winter weather in the United States.

In late 2013, it was unclear when the Fed would begin reducing its $85 billion-a-month bond-purchase program. In mid-December, the Fed put the tapering question to rest, announcing that it would scale back its bond purchases by $10 billion per month beginning in January 2014. Specifically, the Fed’s decision to reduce its economic stimulus program caused many to anticipate that interest rates would begin to climb, which would depress bond prices. During the final months of 2013, following the partial U.S. government shutdown in early October, equity markets around the world bounced back, posting then-record highs.

After the weather-related contraction of the U.S. economy in the first quarter of 2014, the nation’s growth rate reaccelerated. By the latter months of the period, investors were encouraged by greater clarity regarding Fed policy and steady improvement in the U.S.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Dynamic Asset Allocation Conservative Fund     5

economy, although geopolitical concerns in Ukraine and the Middle East, among others, persisted.

In the period’s final month, the Bureau of Economic Analysis adjusted second-quarter gross domestic product higher to an annual rate of 4.6%, the strongest growth since late 2011. The Fed announced at its September policy meeting that it would end its bond-buying program in October. On September 18, the S&P 500 Index notched its 34th record close of the year to date. Following this record, however, U.S. stocks retreated and market action grew more turbulent as geopolitical tensions took their toll and concerns about growth in Europe and China weighed on sentiment. Wall Street also had to face the reality that the Fed would bring its bond-buying program to a close in October and would likely start increasing short-term interest rates sometime in mid-2015. As a result, U.S. stocks ended the period on a down note.

How did the portfolio perform in this environment, and what were the key drivers of performance during the annual period?

The portfolio performed relatively well given its strategic equity and fixed-income levels. Market exposure to U.S. stocks benefited the portfolio, although a slight overweight position in small-cap stocks hurt from an asset allocation perspective. We were more underweight to duration risk — a key measure of interest-rate sensitivity — than we might normally be, although allocations to mortgage credit and prepayment risk helped fixed-income performance. In addition to asset allocation decisions, security selection within U.S. large-cap equities was a major positive contributor within the portfolio. Unlike the extremely strong performance we saw in many asset classes during 2013, the results during the duration of the reporting period were more subdued, but the value of diversification was demonstrated nonetheless.

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 9/30/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.
6     Dynamic Asset Allocation Conservative Fund

“European bond markets look
comparatively more appealing to us
over the balance of this year and into
2015.”

Bob Kea

Putnam Dynamic Asset Allocation Conservative Fund produced a positive return at net asset value for the annual period ended September 30, 2014, outperforming its primary benchmark, the Barclays U.S. Aggregate Bond Index and its secondary benchmark, Putnam Conservative Blended Benchmark.

The fund maintained tactical overweights to equities relative to its secondary benchmark, with a slight bias toward U.S. stocks over international developed-market and emerging-market stocks in order to take advantage of the more favorable economic trends in the United States. Within fixed income, the fund was positioned relative to its secondary benchmark to be underweight investment-grade bonds, given these securities’ sensitivity to rising interest rates; instead, we preferred holding more credit-sensitive issues in the portfolio. This strategy, too, proved beneficial.

How did you use derivatives during the period?

We use a variety of derivatives to reduce volatility and, in some cases, to enhance returns. During the period, we used futures contracts to equitize cash and manage exposure to market risk. Futures contracts also helped us hedge prepayment risk and interest-rate risk, as well as to gain exposure to interest rates. During the period, however, these strategies detracted from the fund’s returns.

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/14. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.
Dynamic Asset Allocation Conservative Fund     7

Do today’s stock valuations point to a correction in the market?

It’s our view that stock market valuations may be stretched and fully valued — meaning they may be somewhat higher than normal when viewed against the market’s long-term price-to-earnings ratio. But valuations alone generally are not what brings a bull market to an end. Rather, bull markets typically lose momentum because of economic recessions or the dramatic tightening of interest rates by the Fed, and we don’t believe either of those scenarios is likely to play out in the short term. Risk assets, such as U.S. stocks, should support further growth in the portfolio in the near term, particularly in light of the slow, but ongoing, growth of the U.S. economy and the generally strong earnings by many domestic companies. Even as the Fed ends its stimulative bond-buying program, the central bank has continued to keep short-term interest rates low as it pursues an ongoing accommodative monetary policy.

How do rising geopolitical tensions factor into your current thinking about risk allocation?

We are ever mindful of the often-fractious geopolitical environment that we live in today. Throughout the period, investors grappled with geopolitical strife in Eastern Europe and the Middle East. One of the concerns we had in the final months of the period — now resolved — was the Scottish independence vote, which might have had dire consequences, not only for the United Kingdom, but also for other regions of the world currently thinking about becoming more autonomous.

What is your outlook for the coming months?

Within equities, we are not overly concerned about what we characterize as “full” valuations at the moment, given a still-accommodative Fed and the economic momentum in the United States. We believe stocks can continue to deliver decent risk-adjusted returns into

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.
8     Dynamic Asset Allocation Conservative Fund

2015. We’re currently watching the credit markets closely and have begun to reduce exposure across the portfolio. We are also monitoring interest-rate-sensitive assets, given the expectation that rates will eventually rise. At the same time, however, we like the diversification benefits of having some exposure to bonds, as they tend to be negatively correlated to equities and credit. Overall, while still somewhat constructive, we do not expect to see the same level of returns from the equity, credit, and bond markets that took place during the past three years.

We believe the United States will be the economic growth leader in the world, while the European Central Bank [ECB] continues to provide liquidity to eurozone economies, seeking to stimulate growth in the region. We think the outlook for European interest rates is more favorable than the outlook for U.S. rates because the ECB is likely to keep rates low for some time, while the Fed appears poised to begin raising rates. Accordingly, European bond markets look comparatively more appealing to us over the balance of this year and into 2015.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Conservative Fund     9

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

Tumbling oil prices, which dropped at least 20% from June to October 2014, signaled the beginning of a bear market caused by a vast oversupply of oil and weakening global demand. Shale gas and oil production extraction methods have helped boost U.S. oil production to 8.7 million barrels per day in September, the highest since July 1986, according to the Energy Information Administration. This output has greatly increased oil supplies worldwide. Rather than focus on lowering production in order to push prices higher, the 12-nation Organization of Petroleum Exporting Countries (OPEC) has opted to increase output and sell off reserves at a deep discount to struggling economies in Asia and Europe. Falling demand is also playing a role in the price drop. The International Energy Agency has cut its 2014 and 2015 estimates for oil demand to levels last seen in 2009, the most recent global recessionary period. With continued downward pressure on the world’s oil markets, there is a silver lining — some U.S. drivers have seen gasoline prices dip below $3 per gallon.

10     Dynamic Asset Allocation Conservative Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(2/7/94)		(2/18/94)		(9/1/94)		(2/7/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/14/94)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	6.09%	5.78%	5.78%	5.78%	5.28%	5.28%	5.55%	5.36%	5.92%	6.37%	6.38%	6.36%
10 years	71.28	61.43	61.50	61.50	59.15	59.15	62.96	57.25	69.79	76.46	76.79	76.35
Annual average	5.53	4.91	4.91	4.91	4.76	4.76	5.00	4.63	5.44	5.84	5.86	5.84
5 years	49.14	40.56	43.73	41.73	43.53	43.53	45.36	40.28	47.72	51.13	51.41	51.04
Annual average	8.32	7.05	7.52	7.22	7.49	7.49	7.77	7.00	8.12	8.61	8.65	8.60
3 years	32.56	24.94	29.54	26.54	29.47	29.47	30.40	25.84	31.55	33.50	33.74	33.41
Annual average	9.85	7.70	9.01	8.16	8.99	8.99	9.25	7.96	9.57	10.11	10.18	10.09
1 year	9.45	3.16	8.58	3.58	8.55	7.55	8.82	5.01	9.07	9.68	9.80	9.69

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Dynamic Asset Allocation Conservative Fund     11

Comparative index returns For periods ended 9/30/14

	Barclays U.S. Aggregate Bond Index	Putnam Conservative Blended Benchmark	Lipper Mixed-Asset Target Allocation Conservative Funds category average*
Annual average (life of fund)	5.74%	—†	5.64%
10 years	57.12	81.51%	62.78
Annual average	4.62	6.14	4.94
5 years	22.37	44.63	39.22
Annual average	4.12	7.66	6.80
3 years	7.48	27.53	25.81
Annual average	2.43	8.44	7.91
1 year	3.96	7.55	6.42

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/14, there were 355, 294, 267, 132, and 13 funds, respectively, in this Lipper category.

†The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 9/30/04 to 9/30/14

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,150 and $15,915, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $15,725. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $16,979, $17,646, $17,679, and $17,635, respectively.

12     Dynamic Asset Allocation Conservative Fund

Fund price and distribution information For the 12-month period ended 9/30/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	12		12	12	12		12	12	12	12
Income	$0.183		$0.099	$0.104	$0.131		$0.157	$0.218	$0.221	$0.209
Capital gains	—		—	—	—		—	—	—	—
Total	$0.183		$0.099	$0.104	$0.131		$0.157	$0.218	$0.221	$0.209
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
9/30/13	$10.35	$10.98	$10.28	$10.25	$10.26	$10.63	$10.60	$10.38	$10.38	$10.38
9/30/14	11.14	11.82	11.06	11.02	11.03	11.43	11.40	11.16	11.17	11.17

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 9/30/13	1.05%	1.80%	1.80%	1.55%	1.30%	0.75%	0.68%	0.80%
Annualized expense ratio for the six-month period ended 9/30/14*	1.03%	1.78%	1.78%	1.53%	1.28%	0.74%	0.67%	0.78%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Dynamic Asset Allocation Conservative Fund     13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2014, to September 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.24	$9.03	$9.03	$7.77	$6.50	$3.76	$3.41	$3.97
Ending value (after expenses)	$1,028.70	$1,023.90	$1,024.30	$1,025.60	$1,026.80	$1,029.30	$1,029.60	$1,029.00

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2014, use the following calculation method. To find the value of your investment on April 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.22	$9.00	$9.00	$7.74	$6.48	$3.75	$3.40	$3.95
Ending value (after expenses)	$1,019.90	$1,016.14	$1,016.14	$1,017.40	$1,018.65	$1,021.36	$1,021.71	$1,021.16

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Dynamic Asset Allocation Conservative Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

Dynamic Asset Allocation Conservative Fund     15

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2014, Putnam employees had approximately $489,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Dynamic Asset Allocation Conservative Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Conservative Fund     17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2014. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being

18     Dynamic Asset Allocation Conservative Fund

provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

•That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

Dynamic Asset Allocation Conservative Fund     19

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The

20     Dynamic Asset Allocation Conservative Fund

Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	2nd
Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2013, there were

Dynamic Asset Allocation Conservative Fund     21

357, 299 and 275 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22     Dynamic Asset Allocation Conservative Fund

Financial statements

A note about your fund’s auditors

Between July 18, 2013 and December 16, 2013, which included a portion of your fund’s fiscal year, a non-U.S. member firm in
PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. This investment is inconsistent with the SEC’s independence rules applicable to auditors. Although upon the disposition of the investment by the member firm on December 16, 2013, PwC and its affiliates took all necessary steps to eliminate this issue, the requirements of the SEC’s independence rules were not met for your fund’s fiscal year because the SEC’s rules require an audit firm to be independent for the entire fiscal year under audit. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Conservative Fund     23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders of Putnam Dynamic Asset Allocation Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Conservative Fund (the “fund”) at September 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2014 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 11, 2014

24     Dynamic Asset Allocation Conservative Fund

The fund’s portfolio 9/30/14

COMMON STOCKS (39.3%)*	Shares	Value
Basic materials (2.0%)
Aceto Corp.	1,293	$24,981
Amcor, Ltd. (Australia)	19,057	189,176
Andersons, Inc. (The)	1,129	70,992
Antofagasta PLC (United Kingdom)	12,735	148,578
ArcelorMittal SA (France)	16,249	223,026
BASF SE (Germany)	3,208	294,239
BHP Billiton PLC (Australia)	8,430	234,049
BHP Billiton, Ltd. (Australia)	9,610	282,759
Cabot Corp.	894	45,388
Cambrex Corp. †	4,480	83,686
Chemtura Corp. †	3,141	73,280
Domtar Corp. (Canada)	726	25,504
Dow Chemical Co. (The)	52,700	2,763,588
EMS-Chemie Holding AG (Switzerland)	477	197,582
Glencore Xstrata PLC (United Kingdom)	37,136	205,475
Hi-Crush Partners LP (Units)	1,470	75,793
Hitachi Metals, Ltd. (Japan)	18,000	323,697
Horsehead Holding Corp. †	4,987	82,435
Innophos Holdings, Inc.	1,005	55,365
Innospec, Inc.	1,268	45,521
KapStone Paper and Packaging Corp. †	3,130	87,546
Koninklijke Boskalis Westminster NV (Netherlands)	4,416	247,069
Kraton Performance Polymers, Inc. †	1,358	24,186
L.B. Foster Co. Class A	1,162	53,382
Landec Corp. †	8,283	101,467
Limoneira Co.	871	20,634
LSB Industries, Inc. †	3,020	107,844
LyondellBasell Industries NV Class A	16,800	1,825,488
Minerals Technologies, Inc.	533	32,891
Nippon Paint Holdings Co., Ltd. (Japan)	10,000	225,294
NN, Inc.	3,619	96,700
OM Group, Inc.	3,235	83,948
Packaging Corp. of America	4,000	255,280
Reliance Steel & Aluminum Co.	3,400	232,560
Rio Tinto PLC (United Kingdom)	4,233	207,832
S&W Seed Co. †	3,168	13,432
Sherwin-Williams Co. (The)	7,600	1,664,324
Sumitomo Metal Mining Co., Ltd. (Japan)	15,000	211,461
Syngenta AG (Switzerland)	768	243,768
ThyssenKrupp AG (Germany) †	14,251	374,204
Trex Co., Inc. †	1,988	68,725
Tronox, Ltd. Class A	1,197	31,182
U.S. Silica Holdings, Inc.	1,086	67,886
UPM-Kymmene OYJ (Finland)	14,339	203,411
Wendel SA (France)	1,948	220,197
Zep, Inc.	2,785	39,046
		12,184,871

Dynamic Asset Allocation Conservative Fund     25

COMMON STOCKS (39.3%)* cont.	Shares	Value
Capital goods (2.9%)
ABB, Ltd. (Switzerland)	13,054	$292,071
Airbus Group NV (France)	1,904	119,514
Alliant Techsystems, Inc.	707	90,241
Altra Industrial Motion Corp.	2,718	79,257
Astronics Corp. †	854	40,738
Atlas Copco AB Class A (Sweden)	13,724	392,301
AZZ, Inc.	1,064	44,443
Ball Corp.	6,100	385,947
Canon, Inc. (Japan)	7,800	253,675
Caterpillar, Inc.	12,800	1,267,584
Chase Corp.	1,453	45,217
Crown Holdings, Inc. †	29,800	1,326,696
Cummins, Inc.	10,000	1,319,800
Douglas Dynamics, Inc.	2,378	46,371
DXP Enterprises, Inc. †	510	37,577
Franklin Electric Co., Inc.	1,178	40,924
Generac Holdings, Inc. †	1,063	43,094
Greenbrier Cos., Inc. (The) S	2,801	205,537
Hyster-Yale Materials Holdings, Inc.	520	37,242
IDEX Corp.	7,300	528,301
II-VI, Inc. †	3,723	43,820
Ingersoll-Rand PLC	10,000	563,600
JGC Corp. (Japan)	8,000	218,534
Joy Global, Inc.	8,800	479,952
Kadant, Inc.	1,531	59,786
Leggett & Platt, Inc.	11,500	401,580
Middleby Corp. (The) †	904	79,670
Miller Industries, Inc.	1,836	31,028
Mitsubishi Electric Corp. (Japan)	33,000	439,968
MSA Safety, Inc.	621	30,677
Northrop Grumman Corp.	14,200	1,870,992
Orbital Sciences Corp. †	2,815	78,257
OSRAM Licht AG (Germany) †	3,596	133,799
Polypore International, Inc. †	383	14,903
Raytheon Co.	27,431	2,787,538
Roper Industries, Inc.	10,300	1,506,787
Safran SA (France)	2,490	161,217
Singapore Technologies Engineering, Ltd. (Singapore)	73,000	208,558
Standard Motor Products, Inc.	2,659	91,549
Standex International Corp.	736	54,567
Stoneridge, Inc. †	4,151	46,782
Tenneco, Inc. †	672	35,152
THK Co., Ltd. (Japan)	9,400	234,247
Tower International, Inc. †	2,992	75,368
Vinci SA (France)	6,471	374,669
Wabash National Corp. †	5,587	74,419
WABCO Holdings, Inc. †	13,200	1,200,540
WESCO International, Inc. †	946	74,034
		17,968,523

26     Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.3%)* cont.	Shares	Value
Communication services (1.6%)
Allot Communications, Ltd. (Israel) †	1,413	$16,136
Arris Group, Inc. †	830	23,535
Aruba Networks, Inc. †	911	19,659
BT Group PLC (United Kingdom)	57,127	349,930
CalAmp Corp. †	2,714	47,821
Comcast Corp. Class A	57,900	3,113,862
Deutsche Telekom AG (Germany)	18,263	275,870
EchoStar Corp. Class A †	2,299	112,099
Frontier Communications Corp.	9,368	60,986
HSN, Inc.	437	26,819
IDT Corp. Class B	1,557	25,005
Inteliquent, Inc.	2,259	28,125
Iridium Communications, Inc. † S	4,012	35,506
Loral Space & Communications, Inc. †	710	50,985
NeuStar, Inc. Class A †	1,682	41,764
NTT DoCoMo, Inc. (Japan)	15,400	257,200
Orange (France)	15,734	235,714
Ruckus Wireless, Inc. †	2,374	31,717
ShoreTel, Inc. †	2,538	16,878
Spok Holdings, Inc.	2,070	26,931
Tele2 AB Class B (Sweden)	8,348	100,665
Telefonica SA (Spain)	15,646	241,759
Telenor ASA (Norway)	9,602	210,700
Telstra Corp., Ltd. (Australia)	59,575	275,613
Ubiquiti Networks, Inc. † S	477	17,902
Verizon Communications, Inc.	75,632	3,780,844
Vodafone Group PLC (United Kingdom)	43,692	144,023
		9,568,048
Conglomerates (0.5%)
AMETEK, Inc.	15,150	760,682
Danaher Corp.	23,200	1,762,736
Exor SpA (Italy)	3,768	145,635
Marubeni Corp. (Japan)	13,000	89,053
Siemens AG (Germany)	4,126	491,763
		3,249,869
Consumer cyclicals (4.6%)
Adidas AG (Germany)	1,783	133,366
ADT Corp. (The)	14,850	526,581
ANN, Inc. †	2,014	82,836
Ascena Retail Group, Inc. †	1,717	22,836
Ascent Capital Group, Inc. Class A †	219	13,184
Babcock International Group PLC (United Kingdom)	12,021	211,738
Bayerische Motoren Werke (BMW) AG (Germany)	2,354	252,741
Big Lots, Inc.	1,764	75,940
Brown Shoe Co., Inc.	1,052	28,541
Brunswick Corp.	1,836	77,369
Bunzl PLC (United Kingdom)	9,023	234,431
Bureau Veritas SA (France)	6,980	153,901
CaesarStone Sdot-Yam, Ltd. (Israel)	608	31,421

Dynamic Asset Allocation Conservative Fund     27

COMMON STOCKS (39.3%)* cont.	Shares	Value
Consumer cyclicals cont.
Carmike Cinemas, Inc. †	564	$17,473
Century Casinos, Inc. †	3,901	20,012
Compagnie Financiere Richemont SA (Switzerland)	1,947	159,552
Compass Group PLC (United Kingdom)	15,020	242,585
Conn’s, Inc. † S	3,832	115,995
Continental AG (Germany)	2,280	433,516
Cooper Tire & Rubber Co.	3,406	97,752
Corporate Executive Board Co. (The)	441	26,491
Deckers Outdoor Corp. †	1,912	185,808
Deluxe Corp.	2,463	135,859
Demand Media, Inc. †	519	4,593
Denso Corp. (Japan)	3,700	170,724
Ennis, Inc.	2,250	29,633
Expedia, Inc.	6,800	595,816
Experian PLC (United Kingdom)	11,290	179,335
Fuji Heavy Industries, Ltd. (Japan)	16,000	529,668
G&K Services, Inc. Class A	952	52,722
GameStop Corp. Class A	10,200	420,240
Gap, Inc. (The)	15,200	633,688
Geberit International AG (Switzerland)	727	234,194
General Motors Co.	14,100	450,354
Genesco, Inc. †	443	33,114
Global Cash Access Holdings, Inc. †	10,591	71,489
GNC Holdings, Inc. Class A	2,736	105,993
Green Dot Corp. Class A †	1,559	32,957
Hanesbrands, Inc.	6,500	698,360
Harbinger Group, Inc. †	7,519	98,649
Harley-Davidson, Inc.	16,400	954,480
Hilton Worldwide Holdings, Inc. †	54,500	1,342,335
Home Depot, Inc. (The)	34,808	3,193,286
ITV PLC (United Kingdom)	105,010	353,130
KAR Auction Services, Inc.	4,419	126,516
Kate Spade & Co. †	968	25,391
Kimberly-Clark Corp.	26,700	2,872,119
Lions Gate Entertainment Corp.	3,326	109,658
Live Nation Entertainment, Inc. †	4,331	104,031
Lowe’s Cos., Inc.	32,679	1,729,373
Macy’s, Inc.	17,700	1,029,786
Marcus Corp.	3,295	52,061
Marriott Vacations Worldwide Corp. †	960	60,874
MasterCard, Inc. Class A	2,100	155,232
MAXIMUS, Inc.	618	24,800
MGM China Holdings, Ltd. (Hong Kong)	79,200	228,131
National CineMedia, Inc.	6,495	94,242
Next PLC (United Kingdom)	4,778	511,503
Nu Skin Enterprises, Inc. Class A	1,344	60,520
Omnicom Group, Inc.	14,500	998,470
Panasonic Corp. (Japan)	23,800	283,341

28     Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.3%)* cont.	Shares	Value
Consumer cyclicals cont.
Penn National Gaming, Inc. †	5,243	$58,774
PGT, Inc. †	5,699	53,115
Pitney Bowes, Inc.	2,324	58,077
Priceline Group, Inc. (The) †	642	743,808
Randstad Holding NV (Netherlands)	1,522	70,677
Remy International, Inc.	1,522	31,247
Renault SA (France)	2,701	194,958
Scripps Networks Interactive Class A	7,000	546,630
SeaWorld Entertainment, Inc.	3,852	74,074
Select Comfort Corp. †	2,143	44,832
Shimano, Inc. (Japan)	3,800	462,470
Sinclair Broadcast Group, Inc. Class A	1,009	26,325
Six Flags Entertainment Corp.	1,042	35,834
SJM Holdings, Ltd. (Hong Kong)	73,000	139,350
Sonic Automotive, Inc. Class A	2,500	61,275
Steven Madden, Ltd. †	818	26,364
Suzuki Motor Corp. (Japan)	13,400	444,651
Swatch Group AG (The) (Switzerland)	349	165,357
TiVo, Inc. †	6,762	86,520
Toyota Motor Corp. (Japan)	6,300	370,232
Vail Resorts, Inc.	342	29,672
Valeo SA (France)	2,756	305,684
Viacom, Inc. Class B	20,600	1,584,964
VOXX International Corp. †	2,042	18,991
Wyndham Worldwide Corp.	7,700	625,702
		28,190,319
Consumer staples (3.0%)
Anheuser-Busch InBev NV (Belgium)	3,154	349,872
Associated British Foods PLC (United Kingdom)	5,826	252,395
Barrett Business Services, Inc.	747	29,499
Bloomin’ Brands, Inc. †	1,958	35,910
Blue Nile, Inc. †	1,019	29,092
Boulder Brands, Inc. †	850	11,586
Bright Horizons Family Solutions, Inc. †	1,374	57,790
British American Tobacco (BAT) PLC (United Kingdom)	5,489	308,531
Calbee, Inc. (Japan)	11,500	376,736
Carrefour SA (France)	7,758	239,029
Chaoda Modern Agriculture Holdings, Ltd. (China) † F	22,000	1,417
Chegg, Inc. †	4,249	26,514
Colgate-Palmolive Co.	7,900	515,238
Core-Mark Holding Co., Inc.	1,512	80,196
Coty, Inc. Class A	4,451	73,664
CVS Health Corp.	44,700	3,557,673
Diageo PLC (United Kingdom)	7,116	205,752
Distribuidora Internacional de Alimentacion SA (Spain)	20,834	148,583
Dr. Pepper Snapple Group, Inc.	24,900	1,601,319
Genuine Parts Co.	12,800	1,122,688
Geo Group, Inc. (The) R	624	23,849

Dynamic Asset Allocation Conservative Fund     29

COMMON STOCKS (39.3%)* cont.	Shares	Value
Consumer staples cont.
Grand Canyon Education, Inc. †	480	$19,570
Groupon, Inc. †	2,927	19,552
Heineken Holding NV (Netherlands)	3,693	243,910
ITT Educational Services, Inc. †	1,164	4,994
Kao Corp. (Japan)	7,800	304,239
Kforce, Inc.	3,052	59,728
Koninklijke Ahold NV (Netherlands)	17,997	291,031
Korn/Ferry International †	1,654	41,185
Krispy Kreme Doughnuts, Inc. †	2,251	38,627
L’Oreal SA (France)	1,398	221,407
ManpowerGroup, Inc.	12,100	848,210
Mondelez International, Inc. Class A	59,700	2,045,621
MWI Veterinary Supply, Inc. †	377	55,947
Nestle SA (Switzerland)	11,313	829,805
Nutraceutical International Corp. †	1,082	22,625
On Assignment, Inc. †	2,517	67,581
Papa John’s International, Inc.	1,520	60,785
Philip Morris International, Inc.	33,100	2,760,540
Pinnacle Foods, Inc.	1,738	56,746
Popeyes Louisiana Kitchen, Inc. †	1,223	49,532
Reckitt Benckiser Group PLC (United Kingdom)	2,561	221,667
SABMiller PLC (United Kingdom)	3,621	201,213
Shutterfly, Inc. †	340	16,572
SpartanNash Co.	1,450	28,203
Suntory Beverage & Food, Ltd. (Japan)	7,200	255,511
TrueBlue, Inc. †	4,311	108,896
Unilever NV ADR (Netherlands)	5,673	225,501
Unilever PLC (United Kingdom)	4,301	179,528
United Natural Foods, Inc. †	470	28,886
USANA Health Sciences, Inc. †	374	27,549
Woolworths, Ltd. (Australia)	4,347	129,959
		18,512,453
Energy (3.0%)
AMEC PLC (United Kingdom)	14,905	265,331
Baker Hughes, Inc.	15,500	1,008,430
BG Group PLC (United Kingdom)	11,531	212,110
BP PLC (United Kingdom)	79,110	579,692
Cabot Oil & Gas Corp.	15,700	513,233
Callon Petroleum Co. †	11,466	101,015
Delek US Holdings, Inc.	3,137	103,897
Dril-Quip, Inc. †	2,100	187,740
EOG Resources, Inc.	17,700	1,752,654
EP Energy Corp. Class A †	4,126	72,122
Exxon Mobil Corp.	36,878	3,468,376
FutureFuel Corp.	4,948	58,832
Gulfport Energy Corp. †	587	31,346
Halliburton Co.	24,200	1,561,142
Key Energy Services, Inc. †	6,985	33,807

30     Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.3%)* cont.	Shares	Value
Energy cont.
Kodiak Oil & Gas Corp. †	3,710	$50,345
Lone Pine Resources Canada, Ltd. (Canada) † F	7,359	294
Lone Pine Resources, Inc. Class A (Canada) † F	7,359	294
Oceaneering International, Inc.	4,700	306,299
Oil States International, Inc. †	2,700	167,130
Rosetta Resources, Inc. †	544	24,241
Royal Dutch Shell PLC Class A (United Kingdom)	12,840	489,745
Royal Dutch Shell PLC Class B (United Kingdom)	11,699	461,502
Schlumberger, Ltd.	36,100	3,671,009
Statoil ASA (Norway)	15,495	421,586
Stone Energy Corp. †	1,674	52,497
Superior Energy Services, Inc.	40,300	1,324,661
Total SA (France)	8,418	544,038
Unit Corp. †	799	46,861
Vaalco Energy, Inc. †	4,826	41,021
W&T Offshore, Inc.	1,512	16,632
Woodside Petroleum, Ltd. (Australia)	5,915	209,732
WPX Energy, Inc. †	28,600	688,116
		18,465,730
Financials (8.1%)
Access National Corp.	1,487	24,134
AG Mortgage Investment Trust, Inc. R	871	15,504
Ageas (Belgium)	7,305	242,529
Agree Realty Corp. R	1,569	42,959
AIA Group, Ltd. (Hong Kong)	66,800	344,753
Alleghany Corp. †	1,700	710,855
Allianz SE (Germany)	2,465	399,343
Allied World Assurance Co. Holdings AG	2,735	100,757
Altisource Portfolio Solutions SA † S	579	58,363
American Equity Investment Life Holding Co.	3,487	79,783
American International Group, Inc.	1,900	102,638
Amtrust Financial Services, Inc.	1,805	71,875
Aon PLC	23,100	2,025,177
Arlington Asset Investment Corp. Class A	959	24,368
ARMOUR Residential REIT, Inc. R	4,601	17,714
Ashford Hospitality Prime, Inc. R	1,058	16,113
Ashford Hospitality Trust, Inc. R	5,293	54,094
Assicurazioni Generali SpA (Italy)	15,865	332,983
Australia & New Zealand Banking Group, Ltd. (Australia)	8,415	227,375
AvalonBay Communities, Inc. R	10,900	1,536,573
AXA SA (France)	9,524	234,548
Banco Bilbao Vizcaya Argentaria SA (Rights) (Spain) †	20,463	2,042
Banco Bilbao Vizcaya Argentaria SA (Spain)	20,463	245,101
Banco Latinoamericano de Exportaciones SA Class E (Panama)	3,243	99,495
Banco Santander SA (Spain)	36,387	348,105
Bank of New York Mellon Corp. (The)	35,400	1,371,042
Bank of Yokohama, Ltd. (The) (Japan)	39,000	214,682
Bankia SA (Spain) †	127,187	235,612

Dynamic Asset Allocation Conservative Fund     31

COMMON STOCKS (39.3%)* cont.	Shares	Value
Financials cont.
Barclays PLC (United Kingdom)	29,412	$108,351
Berkshire Hathaway, Inc. Class B †	1,600	221,024
BNP Paribas SA (France)	3,811	252,016
BofI Holding, Inc. †	961	69,874
Cardinal Financial Corp.	2,777	47,403
CBL & Associates Properties, Inc. R	1,978	35,406
CBRE Group, Inc. Class A †	36,500	1,085,510
Chubb Corp. (The)	17,000	1,548,360
Citizens & Northern Corp.	1,764	33,516
City National Corp.	7,600	575,092
CNO Financial Group, Inc.	3,644	61,802
CNP Assurances (France)	15,064	283,611
Commonwealth Bank of Australia (Australia)	10,167	667,615
Credit Acceptance Corp. †	352	44,377
Credit Agricole SA (France)	24,881	373,839
Credit Suisse Group AG (Switzerland)	5,355	147,624
CYS Investments, Inc. R	2,783	22,932
DBS Group Holdings, Ltd. (Singapore)	18,000	259,516
Deutsche Bank AG (Germany)	6,061	212,594
Dexus Property Group (Australia) R	227,838	221,584
Discover Financial Services	31,000	1,996,090
East West Bancorp, Inc.	1,026	34,884
Education Realty Trust, Inc. R	7,968	81,911
Encore Capital Group, Inc. †	1,950	86,405
EPR Properties R	823	41,710
Essex Property Trust, Inc. R	8,200	1,465,750
Farmers Capital Bank Corp. †	1,317	29,672
Federal Agricultural Mortgage Corp. Class C	1,318	42,361
Federal Realty Investment Trust R	3,300	390,918
Financial Institutions, Inc.	1,822	40,959
First Community Bancshares Inc.	1,800	25,722
First Industrial Realty Trust R	1,783	30,151
First NBC Bank Holding Co. †	1,105	36,189
First Niagara Financial Group, Inc.	32,100	267,393
FirstMerit Corp.	2,237	39,371
Flushing Financial Corp.	1,890	34,530
Genworth Financial, Inc. Class A †	11,351	148,698
Goldman Sachs Group, Inc. (The)	19,400	3,561,258
GPT Group (Australia) R	67,165	227,088
Hammerson PLC (United Kingdom) R	17,971	167,064
Hang Seng Bank, Ltd. (Hong Kong)	15,200	244,163
Hanmi Financial Corp.	3,663	73,846
Heartland Financial USA, Inc.	1,223	29,205
Heritage Financial Group, Inc.	1,607	32,445
HFF, Inc. Class A	3,706	107,289
HSBC Holdings PLC (United Kingdom)	61,498	625,887
Insurance Australia Group, Ltd. (Australia)	62,665	335,990
Invesco Mortgage Capital, Inc. R	1,421	22,338

32     Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.3%)* cont.	Shares	Value
Financials cont.
Investor AB Class B (Sweden)	7,303	$256,914
Investors Real Estate Trust R	3,970	30,569
iStar Financial, Inc. †R	3,338	45,063
Joyo Bank, Ltd. (The) (Japan)	39,000	191,616
JPMorgan Chase & Co.	74,490	4,487,278
Kilroy Realty Corp. R	3,100	184,264
Legal & General Group PLC (United Kingdom)	71,848	266,559
Lexington Realty Trust R	7,882	77,165
Lloyds Banking Group PLC (United Kingdom) †	452,676	560,920
LTC Properties, Inc. R	1,960	72,304
Maiden Holdings, Ltd. (Bermuda)	3,045	33,739
MainSource Financial Group, Inc.	2,728	47,058
Meta Financial Group, Inc.	1,039	36,635
MFA Financial, Inc. R	4,519	35,158
MicroFinancial, Inc.	2,104	16,958
Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	50,400	285,291
Morgan Stanley	43,700	1,510,709
Muenchener Rueckversicherungs AG (Germany)	915	181,110
National Australia Bank, Ltd. (Australia)	8,279	234,868
National Health Investors, Inc. R	1,160	66,282
Nelnet, Inc. Class A	2,111	90,963
OFG Bancorp (Puerto Rico)	1,693	25,361
One Liberty Properties, Inc. R	1,857	37,567
Pacific Premier Bancorp, Inc. †	1,787	25,107
PacWest Bancorp	1,535	63,288
PartnerRe, Ltd.	6,800	747,252
Peoples Bancorp, Inc.	1,699	40,351
Performant Financial Corp. †	7,950	64,236
PHH Corp. †	1,514	33,853
PNC Financial Services Group, Inc.	34,300	2,935,394
Popular, Inc. (Puerto Rico) †	1,439	42,357
Portfolio Recovery Associates, Inc. †	1,815	94,797
ProAssurance Corp.	1,151	50,725
Prudential PLC (United Kingdom)	9,010	200,119
PS Business Parks, Inc. R	1,119	85,201
Public Storage R	8,900	1,475,976
Ramco-Gershenson Properties Trust R	2,235	36,319
Rayonier, Inc. R	5,200	161,928
Regional Management Corp. †	2,676	48,034
Republic Bancorp, Inc. Class A	1,144	27,101
Resona Holdings, Inc. (Japan)	74,500	420,457
Santander Consumer USA Holdings, Inc.	11,100	197,691
Scentre Group (Australia) †( R)	21,219	60,764
Select Income REIT R	1,454	34,969
Skandinaviska Enskilda Banken AB (Sweden)	21,610	287,066
Sovran Self Storage, Inc. R	359	26,695
Starwood Property Trust, Inc. R	1,062	23,322
Starwood Waypoint Residential Trust †R	212	5,514

Dynamic Asset Allocation Conservative Fund     33

COMMON STOCKS (39.3%)* cont.	Shares	Value
Financials cont.
State Street Corp.	26,000	$1,913,860
Stewart Information Services Corp.	876	25,711
Sumitomo Mitsui Financial Group, Inc. (Japan)	4,900	199,957
Summit Hotel Properties, Inc. R	4,984	53,728
Swedbank AB Class A (Sweden)	10,457	261,982
Symetra Financial Corp.	3,048	71,110
Tokyo Tatemono Co., Ltd. (Japan)	40,000	323,911
Two Harbors Investment Corp. R	68,600	663,362
UBS AG (Switzerland)	14,813	257,007
UniCredit SpA (Italy)	27,996	219,237
United Community Banks, Inc.	1,870	30,780
United Insurance Holdings Corp.	3,065	45,975
Universal Health Realty Income Trust R	459	19,131
Visa, Inc. Class A	12,200	2,603,114
WageWorks, Inc. †	1,292	58,825
Wells Fargo & Co.	5,083	263,655
Westfield Group (Australia)	17,030	110,763
Westpac Banking Corp. (Australia)	9,111	255,246
Wheelock and Co., Ltd. (Hong Kong)	60,000	285,820
WisdomTree Investments, Inc. †	5,369	61,099
		49,356,990
Health care (5.4%)
AbbVie, Inc.	33,900	1,958,064
ACADIA Pharmaceuticals, Inc. †	1,326	32,832
Accuray, Inc. †	3,631	26,361
Actelion, Ltd. (Switzerland)	4,318	506,252
Aegerion Pharmaceuticals, Inc. † S	1,556	51,939
Aetna, Inc.	20,000	1,620,000
Alere, Inc. †	3,293	127,703
Align Technology, Inc. †	623	32,197
Alkermes PLC †	1,105	47,371
AMAG Pharmaceuticals, Inc. †	4,487	143,180
Amedisys, Inc. †	1,655	33,381
AmSurg Corp. †	1,195	59,810
Ariad Pharmaceuticals, Inc. † S	7,840	42,336
Array BioPharma, Inc. †	3,771	13,462
AstraZeneca PLC (United Kingdom)	7,021	503,014
AtriCure, Inc. †	1,613	23,743
Auxilium Pharmaceuticals, Inc. †	1,295	38,656
Bayer AG (Germany)	4,250	595,227
Biospecifics Technologies Corp. †	695	24,534
Cardinal Health, Inc.	18,200	1,363,544
Cardiome Pharma Corp. (Canada) †	6,534	58,349
Celgene Corp. †	22,400	2,123,072
Centene Corp. †	365	30,189
Charles River Laboratories International, Inc. †	4,900	292,726
Chemed Corp.	1,344	138,298
Chugai Pharmaceutical Co., Ltd. (Japan)	13,900	401,724
34     Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.3%)* cont.	Shares	Value
Health care cont.
Coloplast A/S Class B (Denmark)	5,435	$454,834
Community Health Systems, Inc. †	1,817	99,553
Computer Programs & Systems, Inc.	297	17,075
Conatus Pharmaceuticals, Inc. †	525	3,213
Conmed Corp.	2,410	88,784
Cubist Pharmaceuticals, Inc. †	1,635	108,466
DexCom, Inc. †	726	29,033
Eli Lilly & Co.	16,253	1,054,007
Enanta Pharmaceuticals, Inc. †	515	20,379
Gilead Sciences, Inc. †	9,800	1,043,210
GlaxoSmithKline PLC (United Kingdom)	19,239	440,342
Globus Medical, Inc. Class A †	1,588	31,236
Greatbatch, Inc. †	2,078	88,544
Health Net, Inc. †	5,536	255,265
HealthSouth Corp.	416	15,350
Henry Schein, Inc. †	7,100	826,937
Hill-Rom Holdings, Inc.	1,785	73,953
Hisamitsu Pharmaceutical Co., Inc. (Japan)	3,300	118,636
Impax Laboratories, Inc. †	2,343	55,553
Inovio Pharmaceuticals, Inc. †	965	9,505
Insulet Corp. †	1,127	41,530
Insys Therapeutics, Inc. †	2,181	84,579
Intuitive Surgical, Inc. †	2,000	923,640
Isis Pharmaceuticals, Inc. †	1,108	43,024
Jazz Pharmaceuticals PLC †	2,140	343,598
Johnson & Johnson	41,409	4,413,785
Kindred Healthcare, Inc.	2,342	45,435
Mallinckrodt PLC †	507	45,706
McKesson Corp.	11,800	2,297,106
Medicines Co. (The) †	1,434	32,007
Merck & Co., Inc.	1,788	105,993
Merrimack Pharmaceuticals, Inc. † S	3,828	33,610
Mettler-Toledo International, Inc. †	1,200	307,356
Myriad Genetics, Inc. † S	5,700	219,849
Nektar Therapeutics †	2,565	30,960
Novartis AG (Switzerland)	5,559	523,536
Novo Nordisk A/S Class B (Denmark)	7,681	365,987
NPS Pharmaceuticals, Inc. †	1,274	33,124
Omega Healthcare Investors, Inc. R	978	33,438
OraSure Technologies, Inc. †	13,011	93,939
Pfizer, Inc.	105,669	3,124,632
Prestige Brands Holdings, Inc. †	1,941	62,830
Providence Service Corp. (The) †	2,031	98,260
Puma Biotechnology, Inc. †	158	37,694
Receptos, Inc. †	500	31,055
Repligen Corp. †	1,739	34,623
Retrophin, Inc. †	1,525	13,756
Roche Holding AG-Genusschein (Switzerland)	2,308	683,404

Dynamic Asset Allocation Conservative Fund     35

COMMON STOCKS (39.3%)* cont.	Shares	Value
Health care cont.
Sanofi (France)	3,999	$451,148
Shire PLC (United Kingdom)	2,467	213,222
Spectranetics Corp. (The) †	1,283	34,089
STAAR Surgical Co. †	4,544	48,303
Steris Corp.	798	43,060
Sucampo Pharmaceuticals, Inc. Class A †	2,532	16,458
Sunesis Pharmaceuticals, Inc. †	1,243	8,875
Suzuken Co., Ltd. (Japan)	2,700	77,848
TESARO, Inc. †	714	19,221
Threshold Pharmaceuticals, Inc. †	4,158	15,010
Trevena, Inc. †	2,073	13,309
Trinity Biotech PLC ADR (Ireland)	1,401	25,596
Triple-S Management Corp. Class B (Puerto Rico) †	953	18,965
United Therapeutics Corp. †	8,600	1,106,390
WellPoint, Inc.	16,000	1,913,920
West Pharmaceutical Services, Inc.	1,817	81,329
		33,313,038
Technology (6.0%)
Activision Blizzard, Inc.	51,700	1,074,843
Acxiom Corp. †	2,129	35,235
Advanced Energy Industries, Inc. †	1,308	24,577
Amber Road, Inc. †	655	11,358
Amdocs, Ltd.	15,900	729,492
Anixter International, Inc.	831	70,502
AOL, Inc. †	875	39,331
Apple, Inc.	50,519	5,089,789
ASML Holding NV (Netherlands)	3,139	311,550
Aspen Technology, Inc. †	1,492	56,278
AVG Technologies NV (Netherlands) †	1,520	25,202
Bottomline Technologies, Inc. †	566	15,616
Broadcom Corp. Class A	50,000	2,021,000
Brother Industries, Ltd. (Japan)	15,300	283,366
CACI International, Inc. Class A †	1,127	80,321
Cavium, Inc. †	460	22,876
Ceva, Inc. †	1,315	17,674
Cirrus Logic, Inc. †	1,311	27,334
Commvault Systems, Inc. †	370	18,648
Computer Sciences Corp.	23,300	1,424,795
Cornerstone OnDemand, Inc. †	1,059	36,440
CSG Systems International, Inc.	675	17,739
Dun & Bradstreet Corp. (The)	6,100	716,567
eBay, Inc. †	24,200	1,370,446
Electronic Arts, Inc. †	2,800	99,708
EnerSys	1,842	108,015
Engility Holdings, Inc. †	1,274	39,711
Entegris, Inc. †	4,476	51,474
Extreme Networks, Inc. †	6,595	31,590
F5 Networks, Inc. †	10,800	1,282,392

36     Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.3%)* cont.	Shares	Value
Technology cont.
Facebook, Inc. Class A †	21,500	$1,699,360
Fairchild Semiconductor International, Inc. † S	1,658	25,749
FANUC Corp. (Japan)	2,400	433,404
FEI Co.	522	39,369
Freescale Semiconductor, Ltd. †	2,095	40,915
Fujitsu, Ltd. (Japan)	33,000	203,307
GenMark Diagnostics, Inc. † S	3,705	33,234
Gentex Corp.	11,600	310,532
Google, Inc. Class A †	771	453,664
GT Advanced Technologies, Inc. †	3,428	37,125
Hoya Corp. (Japan)	12,000	403,316
inContact, Inc. †	2,370	20,607
InnerWorkings, Inc. †	6,733	54,470
Integrated Silicon Solutions, Inc.	5,453	74,924
IntraLinks Holdings, Inc. †	4,538	36,758
InvenSense, Inc. † S	1,255	24,761
L-3 Communications Holdings, Inc.	14,300	1,700,556
Leidos Holdings, Inc.	12,300	422,259
Lexmark International, Inc. Class A	926	39,355
LivePerson, Inc. †	1,566	19,716
Manhattan Associates, Inc. †	3,106	103,803
Marvell Technology Group, Ltd.	58,400	787,232
MeetMe, Inc. † S	10,283	20,258
Mellanox Technologies, Ltd. (Israel) †	653	29,300
Mentor Graphics Corp.	5,047	103,438
Microsemi Corp. †	1,060	26,935
Microsoft Corp.	10,239	474,680
MTS Systems Corp.	409	27,918
NetApp, Inc.	41,100	1,765,656
Netscout Systems, Inc. †	1,099	50,334
NIC, Inc.	2,833	48,784
Nimble Storage, Inc. †	1,092	28,359
NTT Data Corp. (Japan)	3,400	122,002
Oracle Corp.	90,686	3,471,460
Perficient, Inc. †	2,337	35,032
Photronics, Inc. †	4,244	34,164
Plantronics, Inc.	362	17,296
Power Integrations, Inc.	719	38,761
Proofpoint, Inc. †	714	26,518
PTC, Inc. †	1,374	50,701
Quantum Corp. †	22,214	25,768
RF Micro Devices, Inc. †	9,927	114,558
Rockwell Automation, Inc.	6,400	703,232
Rovi Corp. †	2,320	45,808
Safeguard Scientifics, Inc. †	1,487	27,361
SanDisk Corp.	4,500	440,775
SAP AG (Germany)	1,768	127,491
Semtech Corp. †	1,123	30,489

Dynamic Asset Allocation Conservative Fund     37

COMMON STOCKS (39.3%)* cont.	Shares	Value
Technology cont.
Silicon Image, Inc. †	6,939	$34,973
SoftBank Corp. (Japan)	5,600	393,102
SolarWinds, Inc. †	2,017	84,815
Sparton Corp. †	1,546	38,109
SS&C Technologies Holdings, Inc. †	934	40,993
Symantec Corp.	54,700	1,285,997
Synaptics, Inc. †	1,577	115,436
Tech Data Corp. †	608	35,787
Tyler Technologies, Inc. †	744	65,770
Ultimate Software Group, Inc. †	520	73,585
Ultra Clean Holdings, Inc. †	6,726	60,198
Unisys Corp. †	1,811	42,396
United Internet AG (Germany)	4,931	209,688
VeriFone Systems, Inc. †	1,387	47,685
Verint Systems, Inc. †	919	51,106
VeriSign, Inc. † S	24,300	1,339,416
Western Digital Corp.	21,000	2,043,720
Xilinx, Inc.	13,700	580,195
XO Group, Inc. †	1,603	17,970
Yelp, Inc. †	430	29,348
Zynga, Inc. Class A †	5,027	13,573
		36,589,225
Transportation (0.7%)
Aegean Marine Petroleum Network, Inc. (Greece)	7,000	64,190
Alaska Air Group, Inc.	26,200	1,140,748
ANA Holdings, Inc. (Japan)	143,000	332,792
ComfortDelgro Corp., Ltd. (Singapore)	115,000	216,025
Delta Air Lines, Inc.	3,100	112,065
Deutsche Post AG (Germany)	6,869	219,672
Diana Shipping, Inc. (Greece) †	3,062	27,374
Hawaiian Holdings, Inc. †	4,765	64,089
Matson, Inc.	671	16,795
Quality Distribution, Inc. †	9,184	117,372
Republic Airways Holdings, Inc. †	3,708	41,196
SkyWest, Inc.	2,514	19,559
Southwest Airlines Co.	47,600	1,607,452
Spirit Airlines, Inc. †	1,250	86,425
StealthGas, Inc. (Greece) †	11,512	104,874
Swift Transportation Co. †	6,271	131,566
Universal Truckload Services, Inc.	282	6,839
XPO Logistics, Inc. †	1,848	69,614
		4,378,647
Utilities and power (1.5%)
Centrica PLC (United Kingdom)	49,277	245,043
CMS Energy Corp.	24,900	738,534
Edison International	21,000	1,174,320
Enel SpA (Italy)	56,824	299,814
ENI SpA (Italy)	13,427	318,760
Entergy Corp.	34,400	2,660,152

38     Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.3%)* cont.	Shares	Value
Utilities and power cont.
Kinder Morgan, Inc.	5,000	$191,700
PG&E Corp.	5,900	265,736
PPL Corp.	40,100	1,316,884
Red Electrica Corporacion SA (Spain)	5,428	468,398
Tokyo Gas Co., Ltd. (Japan)	53,000	298,117
UGI Corp.	22,350	761,912
United Utilities Group PLC (United Kingdom)	19,939	259,947
		8,999,317
Total common stocks (cost $195,173,410)		$240,777,030

CORPORATE BONDS AND NOTES (24.1%)*	Principal amount	Value
Basic materials (1.0%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s, 2017 (Canada)	$18,000	$18,839
Alcoa, Inc. sr. unsec. unsub. notes 5.4s, 2021	10,000	10,590
Alcoa, Inc. sr. unsec. unsub. notes 5 1/8s, 2024	15,000	15,019
Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	60,000	64,685
ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)	524,000	639,280
ArcelorMittal SA sr. unsec. unsub. notes 7 1/2s, 2039 (France)	20,000	20,600
Archer Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	517,000	579,306
Boise Cascade Co. company guaranty sr. unsec. notes 6 3/8s, 2020	63,000	66,150
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)	30,000	29,213
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	82,000	87,330
CF Industries, Inc. company guaranty sr. unsec. notes 5 3/8s, 2044	52,000	54,527
CF Industries, Inc. company guaranty sr. unsec. notes 5.15s, 2034	35,000	36,874
CF Industries, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020	76,000	91,685
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	20,000	19,100
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2021	30,000	30,450
Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	140,000	137,196
E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	315,000	331,581
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)	17,000	16,873
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7s, 2021 (Canada)	14,000	14,193
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s, 2019 (Australia)	59,000	60,991
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec. unsub. bonds 5.8s, 2016 (Canada)	116,000	126,334
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4 5/8s, 2024	79,000	79,284
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	77,000	79,888

Dynamic Asset Allocation Conservative Fund     39

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Basic materials cont.
HD Supply, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2020	$34,000	$39,185
Hexion U.S. Finance Corp. company guaranty sr. notes 6 5/8s, 2020	20,000	20,100
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty notes 9s, 2020	14,000	13,335
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018	43,000	43,806
HudBay Minerals, Inc. company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	25,000	26,625
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	50,000	53,250
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021	73,000	78,840
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2020	20,000	21,100
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	54,000	53,190
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	74,000	82,695
JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	15,000	15,150
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	57,000	60,705
Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	245,000	309,268
Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	33,000	33,506
Momentive Performance Materials, Inc. company guaranty sr. notes 8 7/8s, 2020	5,000	4,488
Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	21,000	23,257
Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	9,000	9,922
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes 7s, 2020 (Canada)	30,000	31,950
New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	30,000	30,300
Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	100,000	106,875
Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	225,000	238,093
PQ Corp. 144A sr. notes 8 3/4s, 2018	50,000	53,063
Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub. notes 1 5/8s, 2017 (United Kingdom)	525,000	527,823
Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 9s, 2019 (Australia)	277,000	354,721
Rock-Tenn Co. company guaranty sr. unsec. unsub. notes 4.45s, 2019	135,000	144,676
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020	75,000	78,750
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	60,000	63,300
Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	47,000	50,114
Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	40,000	39,100
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	30,000	34,200
Steel Dynamics, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	7,000	7,350

40     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Basic materials cont.
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022	$7,000	$7,394
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2019	13,000	13,731
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2023	4,000	4,030
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/2s, 2024	15,000	15,075
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2021	10,000	10,150
Taminco Global Chemical Corp. company guaranty sr. sub. notes Ser. REGS, 9 3/4s, 2020 (Belgium)	10,000	11,013
Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020 (Belgium)	38,000	41,848
TMS International Corp. 144A company guaranty sr. unsec. notes 7 5/8s, 2021	30,000	31,650
USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021	10,000	10,225
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. bonds 6s, 2023	77,000	74,498
Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	260,000	344,631
WR Grace & Co.-Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	55,000	56,375
WR Grace & Co.-Conn. 144A company guaranty sr. unsec. notes 5 1/8s, 2021	40,000	40,650
		5,919,995
Capital goods (0.8%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	133,000	138,653
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019	122,000	137,250
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	35,000	33,950
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/4s, 2024	25,000	23,938
Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	24,000	23,100
Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021	74,000	81,955
Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	190,000	211,866
Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)	30,000	30,038
Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	55,000	59,950
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020	140,000	154,875
Covidien International Finance SA company guaranty sr. unsec. unsub. notes 6s, 2017 (Luxembourg)	525,000	593,064
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023	158,000	149,310
Deere & Co. sr. unsec. unsub. notes 2.6s, 2022	570,000	553,388
Exide Technologies sr. notes 8 5/8s, 2018 (In default) †	10,000	2,500
Gates Global LLC/Gates Global Co. 144A sr. unsec. notes 6s, 2022	75,000	71,250

Dynamic Asset Allocation Conservative Fund     41

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Capital goods cont.
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 3.6s, 2042	$260,000	$234,560
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2 1/4s, 2022	160,000	151,212
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	331,000	457,806
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022	20,000	20,600
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	25,000	23,375
Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	30,000	30,150
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018	49,000	51,940
Raytheon Co. sr. unsec. notes 4 7/8s, 2040	195,000	213,891
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020	53,000	53,928
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 9 7/8s, 2019	175,000	188,344
Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	47,000	49,585
Terex Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020	13,000	13,618
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	73,000	75,920
TransDigm, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2021	54,000	57,645
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2020	10,000	9,700
TransDigm, Inc. 144A sr. unsec. sub. notes 6 1/2s, 2024	13,000	12,951
United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	437,000	488,922
Waste Management, Inc. company guaranty sr. unsec. notes 7 3/4s, 2032	305,000	434,788
Zebra Technologies Corp. 144A sr. unsec. unsub. notes 7 1/4s, 2022	30,000	30,000
		4,864,022
Communication services (2.3%)
Adelphia Communications Corp. escrow bonds zero %, 2015	125,000	1,094
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 2 3/8s, 2016 (Mexico)	205,000	209,600
American Tower Corp. sr. unsec. notes 7s, 2017 R	317,000	360,871
AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	525,000	529,319
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	27,000	30,004
Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	30,000	33,000
Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	37,000	40,099
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	57,000	59,423
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	23,000	22,483
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	50,000	48,000
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	33,000	34,898

42     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 6 5/8s, 2022	$34,000	$35,700
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019	30,000	31,163
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	50,000	53,625
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	13,000	13,410
Comcast Corp. company guaranty sr. unsec. unsub. bonds 6 1/2s, 2017	525,000	587,933
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037	539,000	722,189
Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2035	82,000	106,672
Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2015	13,000	13,221
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	80,000	79,300
Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022 R	24,000	23,280
Crown Castle Towers, LLC 144A company guaranty sr. notes 4.883s, 2020	115,000	126,759
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	30,000	31,950
CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024	37,000	35,520
Deutsche Telekom International Finance BV company guaranty 8 3/4s, 2030 (Netherlands)	163,000	236,998
DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	42,000	47,460
DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	127,000	136,525
Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	20,000	22,300
Frontier Communications Corp. sr. unsec. notes 6 7/8s, 2025	5,000	4,938
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	5,000	4,950
Frontier Communications Corp. sr. unsec. unsub. notes 7 5/8s, 2024	14,000	14,525
Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019	54,000	57,375
Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021	39,000	42,510
Intelsat Jackson Holdings SA company guaranty sr. unsec. bonds 6 5/8s, 2022 (Bermuda)	23,000	23,230
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	47,000	50,173
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)	94,000	97,995
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)	233,000	237,369
Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030 (Netherlands)	135,000	186,246
Level 3 Escrow II, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	40,000	39,400
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020	40,000	43,300
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019	10,000	10,650

Dynamic Asset Allocation Conservative Fund     43

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Communication services cont.
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 7s, 2020	$45,000	$47,419
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 6 1/8s, 2021	50,000	51,500
Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes 7 1/4s, 2022	55,000	57,750
NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default) †	45,000	30,038
Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	201,000	212,136
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s, 2023 (Canada)	34,000	33,745
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	320,000	366,844
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	55,000	64,148
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4 1/2s, 2043 (Canada)	410,000	401,878
SBA Communications Corp. 144A sr. unsec. notes 4 7/8s, 2022	40,000	38,400
SBA Telecommunications, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2020	14,000	14,245
SES SA 144A company guaranty sr. unsec. notes 3.6s, 2023 (France)	162,000	163,031
Sprint Capital Corp. company guaranty 6 7/8s, 2028	92,000	87,860
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020	27,000	28,215
Sprint Communications, Inc. 144A company guaranty sr. unsec. notes 9s, 2018	154,000	177,870
Sprint Corp. 144A company guaranty sr. unsec. notes 7 7/8s, 2023	100,000	106,000
Sprint Corp. 144A company guaranty sr. unsec. notes 7 1/4s, 2021	184,000	191,590
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.836s, 2023	7,000	7,175
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.633s, 2021	20,000	20,500
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023	67,000	68,340
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.464s, 2019	17,000	17,659
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2025	30,000	29,925
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021	60,000	60,600
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	93,000	93,233
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023	20,000	19,975
TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	365,000	479,604
Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	300,000	294,000
Telefonica Emisiones SAU company guaranty sr. unsec. notes 4.57s, 2023 (Spain)	300,000	313,227
Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	5,000	6,800
Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2039	230,000	295,486

44     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Communication services cont.
Time Warner Entertainment Co. LP company guaranty sr. unsec. bonds 8 3/8s, 2033	$541,000	$799,127
Time Warner Entertainment Co. LP company guaranty sr. unsec. bonds 8 3/8s, 2023	88,000	117,106
Verizon Communications, Inc. sr. unsec. notes 6.4s, 2038	1,093,000	1,324,025
Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	152,000	176,782
Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	733,000	891,740
Verizon Communications, Inc. 144A sr. unsec. notes 2 5/8s, 2020	397,000	392,020
Verizon New Jersey, Inc. company guaranty sr. unsec. unsub. bonds 8s, 2022	165,000	204,870
Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds 8.35s, 2030	505,000	662,008
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s, 2022 (Canada)	54,000	53,460
Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017 (United Kingdom)	909,000	896,018
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019	90,000	97,200
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017	140,000	155,400
Windstream Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2023	24,000	23,160
		14,057,566
Consumer cyclicals (2.8%)
21st Century Fox America, Inc. company guaranty sr. unsec. debs. 7 3/4s, 2024	300,000	378,666
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. debs. 7 3/4s, 2045	458,000	654,446
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. notes 6.2s, 2034	10,000	12,143
Alliance Data Systems Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	50,000	48,500
Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	517,000	511,544
AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020	35,000	38,544
AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes 5 7/8s, 2022	33,000	33,248
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	33,000	37,657
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	202,000	221,190
Beazer Homes USA, Inc. company guaranty sr. unsec. notes 8 1/8s, 2016	5,000	5,325
Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	330,000	323,122
Bon-Ton Department Stores, Inc. (The) company guaranty notes 10 5/8s, 2017	99,000	99,124
Bon-Ton Department Stores, Inc. (The) company guaranty notes 8s, 2021	17,000	15,215
Brookfield Residential Properties, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)	63,000	65,363

Dynamic Asset Allocation Conservative Fund     45

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)	$30,000	$30,693
Building Materials Corp. of America 144A company guaranty sr. notes 7s, 2020	22,000	22,880
Building Materials Corp. of America 144A sr. unsec. notes 6 3/4s, 2021	37,000	38,758
CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	325,000	440,398
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2025 ##	30,000	30,150
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	57,000	57,143
CCM Merger, Inc. 144A company guaranty sr. unsec. notes 9 1/8s, 2019	37,000	39,035
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	40,000	39,400
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	13,000	12,610
Ceridian, LLC/Comdata, Inc. 144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2017	45,000	45,056
Cinemark USA, Inc. company guaranty sr. unsec. notes 5 1/8s, 2022	10,000	9,825
Cinemark USA, Inc. company guaranty sr. unsec. notes 4 7/8s, 2023	17,000	16,193
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021	15,000	16,050
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	54,000	56,160
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2022	190,000	194,275
Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019	44,000	45,100
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	50,000	51,625
Dana Holding Corp. sr. unsec. unsub. notes 5 3/8s, 2021	23,000	23,403
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	60,000	63,000
Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	445,000	397,516
Entercom Radio, LLC company guaranty sr. unsec. sub. notes 10 1/2s, 2019	59,000	64,605
Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020	350,000	394,101
FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	152,000	158,270
FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R	15,000	14,663
First Cash Financial Services, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2021 (Mexico)	24,000	24,960
Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	95,000	120,011
Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	245,000	384,298
Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	140,000	191,021
Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020	865,000	1,080,933

46     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020		$27,000	$27,270
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 5 1/8s, 2019		34,000	34,340
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021		75,000	72,563
Garda World Security Corp. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021 (Canada)		67,000	67,355
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 3 1/4s, 2018		243,000	244,215
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 2 3/4s, 2016		232,000	233,740
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		37,000	36,168
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 7/8s, 2020		57,000	58,122
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018		155,000	157,325
Gray Television, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		63,000	64,418
Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	70,000	65,690
Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr. unsec. notes 7s, 2020		$25,000	18,438
Grupo Televisa SAB sr. unsec. unsub. notes 6 5/8s, 2025 (Mexico)		360,000	434,441
Historic TW, Inc. company guaranty sr. unsec. unsub. bonds 9.15s, 2023		105,000	141,657
Home Depot, Inc. (The) sr. unsec. notes 5.95s, 2041		300,000	373,733
Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		147,000	167,422
Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		293,000	322,110
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		60,000	61,950
Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		80,000	77,841
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡		70,000	71,050
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021		100,000	99,500
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019		114,000	114,855
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes 5 7/8s, 2021		27,000	27,338
Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub. notes 8 7/8s, 2020		34,000	36,125
Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019		53,000	55,253
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡		45,000	41,850
Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		105,000	99,750
Johnson Controls, Inc. sr. unsec. notes 4.95s, 2064		405,000	395,148
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		60,000	65,850
L Brands, Inc. sr. unsec. notes 5 5/8s, 2022		23,000	23,978

Dynamic Asset Allocation Conservative Fund     47

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022	$27,000	$27,810
Lamar Media Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	40,000	40,100
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023	57,000	60,135
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 3/4s, 2022	70,000	67,725
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019	25,000	24,781
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	80,000	83,700
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.9s, 2029	210,000	265,361
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042	190,000	198,856
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 4.3s, 2043	500,000	459,340
Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	190,000	195,067
Masonite International Corp. 144A company guaranty sr. notes 8 1/4s, 2021	130,000	139,100
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)	60,000	59,850
MGM Resorts International company guaranty sr. unsec. notes 6 3/4s, 2020	50,000	53,250
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	90,000	90,000
MGM Resorts International company guaranty sr. unsec. unsub. notes 8 5/8s, 2019	65,000	73,294
MGM Resorts International company guaranty sr. unsec. unsub. notes 6 5/8s, 2021	60,000	63,150
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	272,706	297,590
Navistar International Corp. sr. notes 8 1/4s, 2021	79,000	80,185
Neiman Marcus Group, Inc. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	150,000	157,875
Neiman Marcus Group, LLC (The) company guaranty sr. notes 7 1/8s, 2028	40,000	39,800
Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2020	50,000	51,250
Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	65,000	65,163
Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	130,000	136,825
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	90,000	96,750
O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub. notes 3.85s, 2023	90,000	91,814
Owens Corning company guaranty sr. unsec. notes 9s, 2019	20,000	24,427
Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	74,000	68,265
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/4s, 2022	53,000	53,795
Petco Animal Supplies, Inc. 144A company guaranty sr. unsec. notes 9 1/4s, 2018	27,000	28,215

48     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Consumer cyclicals cont.
PulteGroup, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	$47,000	$52,640
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7 7/8s, 2032	32,000	36,000
QVC, Inc. company guaranty sr. notes 4.85s, 2024	120,000	122,910
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	50,000	49,250
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	10,000	10,025
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019	58,000	61,770
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	63,000	68,040
Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	140,000	150,850
Sabre, Inc. 144A sr. notes 8 1/2s, 2019	29,000	31,248
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018	15,000	14,438
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020	15,000	12,525
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021	40,000	40,900
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 5 3/8s, 2021	14,000	13,790
Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	10,000	10,175
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	15,000	14,438
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024	43,000	43,538
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	90,000	90,900
Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	13,000	13,553
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 5 1/4s, 2021	90,000	87,300
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2022	3,000	3,143
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020	3,000	3,128
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2020	50,000	52,125
Standard Pacific Corp. company guaranty sr. unsec. notes 6 1/4s, 2021	50,000	50,938
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	23,000	21,965
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	21,000	22,313
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	23,000	22,138
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	20,000	19,500
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A sr. notes 7 3/4s, 2020	54,000	57,780
Tiffany & Co. 144A sr. unsec. notes 4.9s, 2044	355,000	354,484
Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company guaranty sr. unsec. notes 9s, 2019	30,000	32,325

Dynamic Asset Allocation Conservative Fund     49

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN, 1 1/4s, 2017	$525,000	$521,711
Travelport, LLC/Travelport Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	58,928	58,928
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2021	14,000	14,245
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4.45s, 2023	125,000	126,250
Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021	93,000	98,348
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	198,000	262,595
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040	120,000	135,648
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 4 7/8s, 2040	655,000	714,984
Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	120,000	121,443
Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	50,000	51,927
Walt Disney Co. (The) sr. unsec. unsub. notes Ser. MTN, 1.1s, 2017	525,000	519,280
		17,478,675
Consumer staples (1.5%)
Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	128,000	130,502
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	42,000	54,104
Altria Group, Inc. company guaranty sr. unsec. unsub. notes 2.85s, 2022	500,000	478,918
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. notes 1 1/4s, 2018	525,000	515,505
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039	245,000	371,518
Anheuser-Busch InBev Worldwide, Inc. company guaranty unsec. unsub. notes 5 3/8s, 2020	450,000	507,685
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	14,000	15,435
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	50,000	49,625
BC ULC/New Red Finance, Inc. 144A sr. notes 6s, 2022 (Canada)	110,000	109,450
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	43,000	44,183
Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes 8 1/2s, 2019	10,000	12,419
Bunge, Ltd. Finance Corp. company guaranty sr. unsec. unsub. notes 4.1s, 2016	90,000	93,863
Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	315,000	303,991
CEC Entertainment, Inc. 144A sr. unsec. notes 8s, 2022	50,000	46,750
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	155,000	175,925
Coca-Cola Co. (The) sr. unsec. unsub. notes 5.35s, 2017	325,000	364,100
Constellation Brands, Inc. company guaranty sr. unsec. notes 4 1/4s, 2023	14,000	13,720
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016	45,000	49,275
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	50,000	54,500
50     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Consumer staples cont.
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	$54,000	$52,245
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R	13,000	12,740
CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	525,000	526,903
CVS Pass-Through Trust sr. notes 6.036s, 2028	54,799	63,007
CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	265,255	281,416
Delhaize Group SA company guaranty sr. unsec. notes 4 1/8s, 2019 (Belgium)	33,000	34,735
Diageo Capital PLC company guaranty sr. unsec. unsub. notes 1 1/2s, 2017 (United Kingdom)	247,000	248,236
Diageo Investment Corp. company guaranty sr. unsec. debs. 8s, 2022	135,000	175,770
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	137,000	121,588
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7s, 2037	300,000	396,234
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85s, 2024	515,000	515,934
Hertz Corp. (The) company guaranty sr. unsec. notes 6 1/4s, 2022	28,000	28,350
Hertz Corp. (The) company guaranty sr. unsec. notes 5 7/8s, 2020	13,000	13,195
HJ Heinz Co. company guaranty notes 4 1/4s, 2020	93,000	92,419
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020 (Brazil)	17,000	18,105
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	140,000	147,000
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	30,000	31,500
Kerry Group Financial Services 144A company guaranty sr. unsec. notes 3.2s, 2023 (Ireland)	357,000	343,863
Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	350,000	432,183
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	17,000	17,510
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	122,000	129,015
McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	300,000	382,728
McDonald’s Corp. sr. unsec. notes 5.7s, 2039	270,000	327,627
Molson Coors Brewing Co. company guaranty sr. unsec. unsub. notes 5s, 2042	230,000	231,222
PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	82,000	100,714
PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	521,000	519,485
Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	42,000	39,795
Revlon Consumer Products Corp. company guaranty sr. unsec. notes 5 3/4s, 2021	67,000	65,660
Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/4s, 2020	57,000	62,130
Smithfield Foods, Inc. 144A sr. unsec. notes 5 7/8s, 2021	5,000	5,063
Smithfield Foods, Inc. 144A sr. unsec. notes 5 1/4s, 2018	7,000	7,000
Tyson Foods, Inc. company guaranty sr. unsec. unsub. notes 6.6s, 2016	300,000	324,597

Dynamic Asset Allocation Conservative Fund     51

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Consumer staples cont.
United Rentals North America, Inc. company guaranty sr. unsec. notes 7 5/8s, 2022	$50,000	$54,125
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 3/4s, 2024	39,000	39,488
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2023	47,000	48,293
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	50,000	52,250
WhiteWave Foods Co. (The) company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	65,000	65,650
		9,399,243
Energy (2.3%)
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2021	20,000	21,100
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	17,000	18,105
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	90,000	92,250
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021	85,000	49,938
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	21,000	22,918
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	125,000	152,327
Anadarko Petroleum Corp. sr. unsec. unsub. notes 6.95s, 2019	185,000	220,758
Antero Resources Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2022	37,000	35,983
Antero Resources Finance Corp. company guaranty sr. unsec. notes 5 3/8s, 2021	43,000	42,785
Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	45,000	47,778
Apache Corp. sr. unsec. unsub. notes 3 1/4s, 2022	192,000	192,402
Athlon Holdings LP/Athlon Finance Corp. company guaranty sr. unsec. notes 7 3/8s, 2021	61,000	66,338
Athlon Holdings LP/Athlon Finance Corp. 144A company guaranty sr. unsec. notes 6s, 2022	29,000	31,103
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)	33,000	31,680
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)	33,000	32,175
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.2s, 2016 (United Kingdom)	570,000	590,302
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 1.846s, 2017 (United Kingdom)	525,000	530,612
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	34,000	35,530
California Resources Corp. 144A company guaranty sr. unsec. notes 6s, 2024 ##	40,000	41,100
California Resources Corp. 144A company guaranty sr. unsec. notes 5s, 2020 ##	85,000	86,275
Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s, 2017 (Canada)	1,045,000	1,155,375
Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2021	17,000	18,190

52     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Energy cont.
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5 3/4s, 2023	$14,000	$14,910
Chesapeake Energy Corp. company guaranty sr. unsec. notes 4 7/8s, 2022	27,000	27,135
Chesapeake Energy Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021	27,000	29,363
Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2019	54,000	55,485
Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	517,000	512,046
Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022	54,000	57,375
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	54,000	55,890
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	24,000	24,720
Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)	55,000	41,938
ConocoPhillips Co. company guaranty sr. unsec. notes 1.05s, 2017	525,000	517,743
CONSOL Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	65,000	67,925
CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022	33,000	32,505
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021	7,000	7,368
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2022	73,000	72,270
EQT Midstream Partners LP company guaranty sr. unsec. notes 4s, 2024	50,000	49,287
EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018	34,000	32,470
Exterran Partners LP/EXLP Finance Corp. 144A company guaranty sr. unsec. notes 6s, 2022	57,000	55,433
Forum Energy Technologies, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021	50,000	51,375
FTS International, Inc. 144A company guaranty sr. notes 6 1/4s, 2022	40,000	39,300
Goodrich Petroleum Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2019	35,000	35,963
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020	135,000	140,738
Gulfport Energy Corp. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	25,000	26,063
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	10,000	10,175
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021	124,000	122,140
Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	140,000	186,889
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020	40,000	42,400

Dynamic Asset Allocation Conservative Fund     53

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Energy cont.
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2022	$13,000	$12,643
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5s, 2024	20,000	19,250
Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031	40,000	55,395
Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021	63,000	60,638
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019	94,000	100,815
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	10,000	10,050
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)	84,000	83,160
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	25,000	24,375
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/4s, 2019	110,000	107,388
Lone Pine Resources Canada, Ltd. escrow company guaranty sr. unsec. unsub. notes 10 3/8s, 2017 (Canada) F	59,000	3
Lukoil International Finance BV 144A company guaranty sr. unsec. notes 4.563s, 2023 (Russia)	200,000	178,768
Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	125,000	148,611
MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 1/2s, 2021 (Canada)	45,000	46,125
MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023 (Canada)	20,000	20,175
Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016 (In default) †	130,000	102,700
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	90,000	96,188
Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041	285,000	294,166
Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023	25,000	26,438
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2022	95,000	100,225
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	110,000	102,300
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	50,000	44,063
Paragon Offshore PLC 144A company guaranty sr. unsec. notes 6 3/4s, 2022	25,000	21,125
Paragon Offshore PLC 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2024	90,000	76,050
Peabody Energy Corp. company guaranty sr. unsec. notes 7 3/8s, 2016	22,000	23,320
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s, 2023 (Indonesia)	200,000	189,500
PetroBakken Energy, Ltd. sr. unsec. notes Ser. REGS, 8 5/8s, 2020 (Canada)	30,000	29,700

54     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Energy cont.
Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016 (Venezuela)	$115,000	$86,681
Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)	1,060,000	1,040,390
Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 6s, 2026 (Venezuela)	270,000	140,400
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2045 (Mexico)	150,000	169,620
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 4 7/8s, 2024 (Mexico)	150,000	157,119
Phillips 66 company guaranty sr. unsec. unsub. notes 2.95s, 2017	525,000	545,477
Plains Exploration & Production Co. company guaranty sr. unsec. notes 6 3/4s, 2022	333,000	368,798
Range Resources Corp. company guaranty sr. sub. notes 6 3/4s, 2020	43,000	45,258
Range Resources Corp. company guaranty sr. unsec. sub. notes 5s, 2022	10,000	10,225
Rose Rock Midstream LP/Rose Rock Finance Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2022	30,000	29,700
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	54,000	53,055
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021	34,000	33,150
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	20,000	20,600
Samson Investment Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	113,000	102,548
Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Canada)	47,000	50,774
Seventy Seven Energy, Inc. 144A sr. unsec. notes 6 1/2s, 2022	15,000	14,738
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	47,000	49,350
Shell International Finance BV company guaranty sr. unsec. notes 3.1s, 2015 (Netherlands)	585,000	596,996
Shell International Finance BV company guaranty sr. unsec. unsub. notes 5.2s, 2017 (Netherlands)	564,000	619,736
SM Energy Co. sr. unsec. notes 6 5/8s, 2019	20,000	20,750
SM Energy Co. sr. unsec. notes 6 1/2s, 2021	23,000	24,323
SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	10,000	10,500
Spectra Energy Capital, LLC sr. notes 8s, 2019	215,000	265,985
Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	170,000	190,409
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	14,000	14,000
Total Capital International SA company guaranty sr. unsec. unsub. notes 1.55s, 2017 (France)	517,000	520,686
Triangle USA Petroleum Corp. 144A sr. unsec. notes 6 3/4s, 2022	25,000	24,406
Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	60,000	60,450
Weatherford International, LLC company guaranty sr. unsec. unsub. notes 6.8s, 2037	90,000	108,311
Weatherford International, Ltd. of Bermuda company guaranty sr. unsec. notes 9 7/8s, 2039 (Bermuda)	300,000	462,658

Dynamic Asset Allocation Conservative Fund     55

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Energy cont.
Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	$104,000	$109,980
Williams Cos., Inc. (The) notes 7 3/4s, 2031	4,000	4,815
Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	15,000	18,069
Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	240,000	237,425
Williams Partners LP sr. unsec. notes 5.4s, 2044	75,000	78,928
Williams Partners LP sr. unsec. notes 4.3s, 2024	75,000	76,585
WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	17,000	17,527
WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	80,000	83,200
		14,260,723
Financials (8.4%)
Abbey National Treasury Services PLC of Stamford, CT company guaranty sr. unsec. unsub. notes 1 3/8s, 2017 (United Kingdom)	564,000	563,880
Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	315,000	398,675
Aflac, Inc. sr. unsec. notes 6.9s, 2039	135,000	179,702
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2031	30,000	37,425
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2020	24,000	27,960
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	44,000	50,710
Ally Financial, Inc. unsec. sub. notes 8s, 2018	30,000	34,050
American Express Co. sr. unsec. notes 7s, 2018	396,000	461,053
American Express Co. sr. unsec. notes 6.15s, 2017	240,000	270,211
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058	321,000	432,548
American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018	639,000	718,548
ARC Properties Operating Partnership LP/Clark Acquisition, LLC 144A company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	240,000	244,323
Associates Corp. of North America sr. unsec. notes 6.95s, 2018	235,000	275,603
AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual maturity (France)	310,000	325,810
AXA SA 144A jr. unsec. sub. FRN notes 6.379s, perpetual maturity (France)	255,000	274,125
Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	390,000	390,990
Bank of America Corp. sr. unsec. notes Ser. MTN, 1.7s, 2017	340,000	338,531
Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	621,000	618,299
Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	750,000	812,561
Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s, 2017 (Canada)	517,000	532,324
Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes 1.969s, 2017	445,000	451,790
Bank of New York Mellon Corp. (The) 144A sr. unsec. notes Ser. MTN, 2 1/2s, 2016	65,000	66,567
Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s, 2017 (Canada)	525,000	518,818
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes 1.2s, 2017 (Japan)	450,000	447,596

56     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Financials cont.
Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)	$519,000	$705,748
Barclays PLC jr. unsec. sub. FRB bonds 6 5/8s, perpetual maturity (United Kingdom)	1,081,000	1,032,355
BBVA International Preferred SAU company guaranty jr. unsec. sub. FRB bonds 5.919s, perpetual maturity (Spain)	455,000	463,531
Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 7 1/4s, 2018	46,000	53,516
Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	155,000	155,319
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. unsub. notes 4.3s, 2043	151,000	150,113
BNP Paribas SA bank guaranty sr. unsec. unsub. notes Ser. MTN, 1 3/8s, 2017 (France)	678,000	676,715
BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	190,000	193,705
BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s, perpetual maturity (France)	261,000	263,610
BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	265,000	281,883
BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	200,000	206,073
Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	140,000	152,502
CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020	47,000	49,416
CBL & Associates LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2023 R	440,000	472,426
CBRE Services, Inc. company guaranty sr. unsec. notes 5 1/4s, 2025	25,000	24,844
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2023	43,000	42,566
CIT Group, Inc. sr. unsec. notes 5s, 2023	27,000	26,730
CIT Group, Inc. sr. unsec. notes 5s, 2022	170,000	170,425
CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	37,000	38,203
CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	24,000	23,580
CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	44,000	46,035
Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	631,000	672,313
Commerzbank AG 144A unsec. sub. notes 8 1/8s, 2023 (Germany)	625,000	721,563
Commonwealth Bank of Australia of New York, NY sr. unsec. unsub. bonds 1 1/8s, 2017	718,000	714,943
Community Choice Financial, Inc. company guaranty sr. notes 10 3/4s, 2019	33,000	24,915
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands (Rabobank Nederland) bank guaranty sr. unsec. notes 3 3/8s, 2017 (Netherlands)	470,000	492,910
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2021	47,000	47,823
Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s, perpetual maturity (Switzerland)	225,000	236,520
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	250,000	310,652
Deutsche Bank AG/London sr. unsec. notes 6s, 2017 (United Kingdom)	621,000	694,942

Dynamic Asset Allocation Conservative Fund     57

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Financials cont.
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020	$60,000	$58,200
Duke Realty LP company guaranty sr. unsec. unsub. notes 4 3/8s, 2022 R	207,000	216,054
E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	87,000	91,350
EPR Properties unsec. notes 5 1/4s, 2023 R	280,000	294,087
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	190,000	185,725
Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s, perpetual maturity	93,000	87,653
Five Corners Funding Trust 144A unsec. bonds 4.419s, 2023	345,000	361,101
GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	1,450,000	1,566,000
General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	595,000	784,470
General Electric Capital Corp. sr. unsec. notes Ser. MTN, 5.4s, 2017	781,000	855,305
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB bonds 6.15s, 2066	439,000	386,320
Genworth Holdings, Inc. sr. unsec. unsub. notes 7.7s, 2020	440,000	527,468
Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	1,105,000	1,318,444
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GLOB, 2 3/8s, 2018	319,000	322,312
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes 5 1/8s, 2022	160,000	178,568
HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	345,000	382,950
HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	335,000	325,951
Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	290,000	318,362
Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021	57,000	58,354
Hospitality Properties Trust sr. unsec. unsub. notes 4 1/2s, 2025 R	35,000	34,575
HSBC Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB bonds 10.176s, perpetual maturity (Jersey)	125,000	188,125
HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	400,000	411,500
HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	650,000	761,981
HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes 7.808s, 2026	350,000	354,443
Hub Holdings LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡	10,000	9,775
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6s, 2020	105,000	107,888
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2022	57,000	57,000
ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,365,000	1,503,567
International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	20,000	21,500
International Lease Finance Corp. sr. unsec. unsub. notes 5 7/8s, 2022	44,000	45,540
International Lease Finance Corp. sr. unsec. unsub. notes 4 7/8s, 2015	210,000	211,575
iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	33,000	34,898
iStar Financial, Inc. sr. unsec. notes 5s, 2019 R	5,000	4,813

58     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Financials cont.
JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s, perpetual maturity	$136,000	$147,220
JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	523,000	527,459
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	618,000	617,674
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037	390,000	458,738
Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	135,000	159,875
Lloyds Banking Group PLC jr. unsec. sub. FRB bonds 7 1/2s, perpetual maturity (United Kingdom)	740,000	762,200
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes 6.657s, perpetual maturity (United Kingdom)	110,000	118,800
Macquarie Bank, Ltd. 144A sr. unsec. notes 3.45s, 2015 (Australia)	160,000	163,673
Merrill Lynch & Co., Inc. unsec. sub. FRN notes 0.994s, 2026	100,000	89,900
Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037	440,000	503,643
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7 7/8s, 2037	385,000	492,800
MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	540,000	592,468
Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	370,000	381,520
Morgan Stanley sr. unsec. notes 4 3/4s, 2017	620,000	666,259
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021 R	45,000	48,150
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	115,000	122,475
National Australia Bank, Ltd./New York sr. unsec. notes 2.3s, 2018 (Australia)	525,000	531,923
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2020	90,000	90,900
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	50,000	47,625
Nationwide Financial Services, Inc. notes 5 5/8s, 2015	425,000	431,395
Navient, LLC sr. unsec. unsub. notes Ser. A, MTN, 8.45s, 2018	54,000	60,750
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022	75,000	79,688
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 5/8s, 2020	45,000	46,800
NRG Yield Operating LLC 144A company guaranty sr. unsec. notes 5 3/8s, 2024	25,000	25,125
Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	55,000	58,850
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019	35,000	33,775
OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,129,000	1,199,787
PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	34,000	36,040
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	50,000	48,750
PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	525,000	523,459
Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	267,000	289,975
Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	275,000	301,297
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021	57,000	56,288
Provident Funding Associates LP/PFG Finance Corp. 144A sr. notes 10 1/8s, 2019	54,000	57,780

Dynamic Asset Allocation Conservative Fund     59

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Financials cont.
Prudential Financial, Inc. jr. unsec. sub. FRN notes 8 7/8s, 2038	$320,000	$385,200
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	141,000	147,521
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	157,000	157,981
Prudential Holdings, LLC 144A sr. notes Ser. B, 7.245s, 2023	205,000	251,876
Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	120,000	127,511
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s, 2018 (Canada)	525,000	531,194
Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes Ser. U, 7.64s, perpetual maturity (United Kingdom)	125,000	132,500
Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023 (United Kingdom)	60,000	62,900
Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s, 2024 (United Kingdom)	560,000	550,234
Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018 (United Kingdom)	505,000	521,411
Santander Holdings USA, Inc. sr. unsec. unsub. notes 4 5/8s, 2016	93,000	97,922
Santander Issuances SAU 144A bank guaranty unsec. sub. notes 5.911s, 2016 (Spain)	300,000	317,691
Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s, 2017 (Russia)	300,000	301,095
Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R	155,000	158,259
Simon Property Group LP 144A sr. unsec. unsub. notes 1 1/2s, 2018 R	476,000	470,840
Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s, perpetual maturity (France)	210,000	211,050
Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021	25,000	28,000
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	173,000	175,595
Standard Chartered PLC unsec. sub. notes 5.7s, 2022 (United Kingdom)	595,000	655,398
Svenska Handelsbanken AB bank guaranty sr. unsec. notes 2 7/8s, 2017 (Sweden)	272,000	282,763
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4 1/4s, 2042	435,000	422,843
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018	17,000	16,915
Travelers Property Casualty Corp. sr. unsec. unsub. bonds 7 3/4s, 2026	190,000	256,199
UBS AG of Stamford, CT sr. unsec. unsub. notes Ser. BKNT, 5 7/8s, 2017	469,000	528,033
US Bank of NA of Cincinnati, OH sr. unsec. notes Ser. BKNT, 1.1s, 2017	550,000	549,447
VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6, 6 1/4s, 2035 (Russia)	500,000	507,385
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)	1,887,000	1,913,644
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95s, 2022 (Russia)	200,000	191,500
Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	500,000	564,110
Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	60,000	66,833

60     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.		Principal amount	Value
Financials cont.
Walter Investment Management Corp. 144A company guaranty sr. unsec. notes 7 7/8s, 2021		$40,000	$39,400
Wells Fargo & Co. sr. unsec. notes 2.1s, 2017		517,000	527,276
Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)		155,000	159,426
Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)		80,000	89,050
Westpac Banking Corp. sr. unsec. unsub. notes 2 1/4s, 2018 (Australia)		95,000	95,949
Weyerhaeuser Real Estate Co. 144A sr. unsec. unsub. notes 5 7/8s, 2024		60,000	59,700
WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R		170,000	175,309
ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037		426,000	457,950
			51,644,800
Health care (1.5%)
AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022		525,000	501,250
AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017		471,000	469,394
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 6 1/8s, 2021		100,000	103,000
Acadia Healthcare Co., Inc. company guaranty sr. unsec. unsub. notes 5 1/8s, 2022		50,000	48,750
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		318,000	419,009
Amgen, Inc. sr. unsec. notes 3.45s, 2020		500,000	517,833
Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017		525,000	534,351
AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037 (United Kingdom)		99,000	128,307
AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)		525,000	591,025
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 7 3/4s, 2019		40,000	41,900
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 6s, 2021		50,000	51,625
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		44,000	43,890
Catamaran Corp. company guaranty sr. unsec. bonds 4 3/4s, 2021		50,000	48,094
Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		50,000	50,125
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018		10,000	10,275
CHS/Community Health Systems, Inc. company guaranty sr. unsec. unsub. notes 8s, 2019		20,000	21,354
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5 1/8s, 2021		10,000	9,975
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. notes 6 7/8s, 2022		10,000	10,400
CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		350,000	381,802
ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s, 2017 (Luxembourg)	EUR	100,000	131,994
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022		$73,000	66,521
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. notes 5 1/8s, 2024		60,000	58,950
Endo Finance, LLC 144A company guaranty sr. unsec. notes 5 3/4s, 2022		23,000	22,713

Dynamic Asset Allocation Conservative Fund     61

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Health care cont.
Endo Finance, LLC & Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2023	$40,000	$38,200
Envision Healthcare Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2022	20,000	19,700
Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019	43,000	45,266
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019	90,000	88,425
HCA, Inc. sr. notes 6 1/2s, 2020	160,000	174,800
HCA, Inc. sr. unsec. notes 7 1/2s, 2022	14,000	15,785
Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017	87,000	93,743
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019	44,000	46,090
IMS Health, Inc. 144A sr. unsec. notes 6s, 2020	24,000	24,600
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡	55,000	55,550
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019	75,000	80,438
JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)	74,000	74,731
Johnson & Johnson sr. unsec. notes 5.15s, 2018	329,000	370,310
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018	103,000	111,755
Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018	453,000	447,093
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022 R	65,000	69,063
Omega Healthcare Investors, Inc. 144A sr. unsec. notes 4.95s, 2024 R	220,000	223,850
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	70,000	72,975
Quest Diagnostics, Inc. company guaranty sr. unsec. notes 6.95s, 2037	60,000	73,927
Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec. notes 6s, 2021	17,000	18,403
Service Corp. International sr. unsec. unsub. notes 5 3/8s, 2022	54,000	54,540
Service Corp. International 144A sr. unsec. unsub. notes 5 3/8s, 2024	244,000	244,610
Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	40,000	41,900
Teleflex, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2024	30,000	29,400
Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	24,000	23,400
Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021	39,000	37,343
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	63,000	66,623
Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	60,000	63,450
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III, LLC company guaranty sr. unsec. unsub. notes 3s, 2015 (Curacao)	410,000	417,217
United Surgical Partners International, Inc. company guaranty sr. unsec. unsub. notes 9s, 2020	47,000	50,643

62     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Health care cont.
UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	$235,000	$267,107
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	345,000	358,559
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	540,000	501,417
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	535,000	519,057
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 7s, 2020	17,000	17,765
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 7/8s, 2018	13,000	13,423
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 3/8s, 2020	73,000	75,008
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2018	37,000	39,035
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2021	4,000	3,985
WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	40,000	40,700
		9,272,423
Technology (1.1%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020	70,000	72,625
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	138,000	127,925
Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024	275,000	277,059
Apple, Inc. sr. unsec. unsub. notes 2.1s, 2019	25,000	24,968
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	34,000	29,750
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	97,000	94,090
Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes 3.15s, 2017	595,000	624,019
Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	238,000	237,841
eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	525,000	522,804
Epicor Software Corp. company guaranty sr. unsec. notes 8 5/8s, 2019	17,000	17,978
Fidelity National Information Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2022	76,000	80,088
First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	10,000	11,975
First Data Corp. company guaranty sr. unsec. sub. notes 11 3/4s, 2021	50,000	57,875
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	257,000	272,420
First Data Holdings, Inc. 144A sr. unsec. notes 14 1/2s, 2019 ‡‡	4,545	4,829
Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020	29,000	32,190
Freescale Semiconductor, Inc. 144A company guaranty sr. notes 5s, 2021	44,000	43,230
Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	54,000	54,810
Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	183,000	204,469
Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017	447,000	459,127
Honeywell International, Inc. sr. unsec. unsub. notes 5 3/8s, 2041	255,000	302,723
Honeywell International, Inc. sr. unsec. unsub. notes 4 1/4s, 2021	150,000	164,454
IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	675,000	619,783

Dynamic Asset Allocation Conservative Fund     63

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Technology cont.
Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	$525,000	$523,299
Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019 R	23,000	24,553
Iron Mountain, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023 R	47,000	48,175
Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	50,000	58,125
Micron Technology, Inc. 144A sr. unsec. notes 5 7/8s, 2022	85,000	87,975
Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	475,000	521,508
Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	310,000	351,419
Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	200,000	190,866
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	200,000	199,500
SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 6 5/8s, 2019	33,000	33,000
Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019	34,000	35,700
Xerox Corp. sr. unsec. notes 6 3/4s, 2039	40,000	49,108
Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	164,000	185,170
		6,645,430
Transportation (0.3%)
Air Medical Group Holdings, Inc. company guaranty sr. notes 9 1/4s, 2018	92,000	96,140
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	65,000	72,983
Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes 5 3/4s, 2040	300,000	353,782
CSX Corp. sr. unsec. unsub. notes 4.1s, 2044	370,000	347,745
Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	104,250	121,973
FedEx Corp. company guaranty sr. unsec. unsub. notes 2 5/8s, 2022	75,000	72,145
Kansas City Southern de Mexico SA de CV sr. unsec. unsub. notes 2.35s, 2020	39,000	37,367
Kansas City Southern Railway Co. (The) company guaranty sr. unsec. notes 4.3s, 2043	71,000	68,741
United Airlines 2014-2 Class A Pass Through Trust sr. notes Ser. A, 3 3/4s, 2026	260,000	260,000
United AirLines, Inc. pass-through certificates Ser. 07-A, 6.636s, 2022	88,581	96,554
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023	43,000	43,215
		1,570,645
Utilities and power (2.1%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	30,000	34,425
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017	75,000	84,188
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	100,000	112,000
AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	20,000	19,025
Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	120,000	144,087
Appalachian Power Co. sr. unsec. unsub. notes 4.6s, 2021	245,000	270,586
Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	60,000	62,660
Beaver Valley Funding Corp. sr. bonds 9s, 2017	62,000	65,708
Boardwalk Pipelines LP company guaranty sr. unsec. notes 5 7/8s, 2016	288,000	311,404

64     Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Utilities and power cont.
Calpine Corp. sr. unsec. notes 5 3/4s, 2025	$100,000	$97,125
Calpine Corp. 144A company guaranty sr. notes 6s, 2022	13,000	13,715
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	10,000	10,400
Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	25,000	29,840
Commonwealth Edison Co. 1st mtge. bonds 5.9s, 2036	208,000	259,904
Consolidated Edison Co. of New York sr. unsec. notes 7 1/8s, 2018	402,000	479,893
Consolidated Edison Co. of New York sr. unsec. unsub. notes 4.2s, 2042	205,000	201,576
DPL, Inc. sr. unsec. notes 6 1/2s, 2016	73,000	77,380
Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	435,000	444,099
Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	200,000	250
EDP Finance BV 144A sr. unsec. notes 5 1/4s, 2021 (Netherlands)	200,000	207,732
Electricite de France (EDF) 144A jr. unsec. sub. FRN notes 5 5/8s, perpetual maturity (France)	835,000	866,313
Electricite de France (EDF) 144A sr. unsec. notes 6.95s, 2039 (France)	70,000	93,056
Electricite de France (EDF) 144A sr. unsec. notes 6 1/2s, 2019 (France)	245,000	287,245
Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s, perpetual maturity (France)	1,180,000	1,196,225
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 144A notes 11 3/4s, 2022 (In default) †	50,000	59,063
Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020	34,000	37,825
Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	140,000	159,537
Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	120,000	128,842
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 4.85s, 2042	375,000	385,103
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. notes 6 7/8s, 2019	34,000	35,190
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	30,000	31,725
EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec. notes 9 3/8s, 2020	87,000	94,830
FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	196,000	194,858
FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	33,000	33,131
GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	57,000	59,280
ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	225,000	252,790
Kansas Gas and Electric Co. bonds 5.647s, 2021	46,448	49,224
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 5.4s, 2044	115,000	113,085
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 4 1/4s, 2024	170,000	168,132
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 3 1/2s, 2021	505,000	498,482
Kinder Morgan, Inc./DE sr. notes Ser. GMTN, 7 3/4s, 2032	17,000	20,868
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes 7s, 2017	105,000	115,763

Dynamic Asset Allocation Conservative Fund     65

CORPORATE BONDS AND NOTES (24.1%)* cont.	Principal amount	Value
Utilities and power cont.
Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	$68,000	$70,890
MidAmerican Funding, LLC sr. bonds 6.927s, 2029	430,000	559,194
Nevada Power Co. mtge. notes 7 1/8s, 2019	310,000	372,054
NiSource Finance Corp. company guaranty sr. unsec. notes 6 1/8s, 2022	130,000	152,216
NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	110,000	118,250
NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s, 2022 (Canada)	350,000	334,539
Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	135,000	144,827
Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	153,000	188,590
Potomac Edison Co. 144A sr. bonds 5.8s, 2016	985,000	1,052,079
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 4.2s, 2022	465,000	493,305
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 3.4s, 2023	15,000	14,780
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	215,000	265,523
Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	337,000	353,008
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	53,000	55,120
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	34,000	34,425
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5s, 2022	25,000	24,625
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	44,000	42,570
Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	60,000	59,700
Teco Finance, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2015	5,000	5,173
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. 144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	54,000	45,225
TransCanada PipeLines, Ltd. jr. unsec. sub. FRN notes 6.35s, 2067 (Canada)	155,000	160,038
Union Electric Co. sr. notes 6.4s, 2017	265,000	297,291
West Penn Power Co. 144A sr. bonds 5.95s, 2017	45,000	50,327
		12,700,313
Total corporate bonds and notes (cost $140,789,387)		$147,813,835

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (22.3%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (3.3%)
Government National Mortgage Association Pass-Through Certificates 3s, TBA, October 1, 2044	$20,000,000	$20,129,688
		20,129,688

66     Dynamic Asset Allocation Conservative Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (22.3%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations (19.0%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates 4s, June 1, 2043	$177,962	$188,688
Federal National Mortgage Association Pass-Through Certificates
7s, March 1, 2018	75,550	81,410
6s, TBA, October 1, 2044	30,000,000	33,909,375
4 1/2s, TBA, October 1, 2044	1,000,000	1,078,984
4s, TBA, October 1, 2044	55,000,000	57,960,546
3 1/2s, TBA, October 1, 2029	20,000,000	21,021,876
3s, TBA, October 1, 2044	2,000,000	1,971,094
		116,211,973
Total U.S. government and agency mortgage obligations (cost $136,224,230)		$136,341,661

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes
1s, May 31, 2018 [i]	$124,000	$122,576
2 1/8s, August 15, 2021 [i]	37,000	36,917
Total U.S. treasury obligations (cost $159,493)		$159,493

MORTGAGE-BACKED SECURITIES (5.6%)*	Principal amount	Value
Agency collateralized mortgage obligations (0.9%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 25.175s, 2037	$170,967	$245,022
IFB Ser. 2979, Class AS, 23.71s, 2034	16,931	21,798
IFB Ser. 3072, Class SB, 23.087s, 2035	275,349	386,135
IFB Ser. 3249, Class PS, 21.768s, 2036	240,330	324,488
IFB Ser. 3065, Class DC, 19.399s, 2035	242,112	342,317
IFB Ser. 2990, Class LB, 16.553s, 2034	240,375	310,589
IFB Ser. 326, Class S2, IO, 5.796s, 2044	664,257	157,433
IFB Ser. 310, Class S4, IO, 5.796s, 2043	383,924	98,039
IFB Ser. 311, Class S1, IO, 5.796s, 2043	1,333,485	296,700
IFB Ser. 308, Class S1, IO, 5.796s, 2043	719,979	179,966
Ser. 3391, PO, zero %, 2037	15,543	13,202
Ser. 3300, PO, zero %, 2037	99,587	88,193
Ser. 3206, Class EO, PO, zero %, 2036	11,031	9,729
FRB Ser. 3326, Class WF, zero %, 2035	5,098	3,923
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.973s, 2036	60,727	112,456
IFB Ser. 06-8, Class HP, 24s, 2036	194,546	296,565
IFB Ser. 05-45, Class DA, 23.854s, 2035	340,924	500,848
IFB Ser. 05-75, Class GS, 19.787s, 2035	100,321	132,261
IFB Ser. 05-106, Class JC, 19.645s, 2035	73,557	107,647
IFB Ser. 05-83, Class QP, 16.992s, 2034	43,730	55,342
Ser. 418, Class C15, IO, 3 1/2s, 2043	1,160,283	258,163
Ser. 07-64, Class LO, PO, zero %, 2037	59,596	52,643
Ser. 07-14, Class KO, PO, zero %, 2037	46,673	40,739
Ser. 06-125, Class OX, PO, zero %, 2037	4,547	4,072
Ser. 06-84, Class OT, PO, zero %, 2036	6,565	5,829
Dynamic Asset Allocation Conservative Fund     67

MORTGAGE-BACKED SECURITIES (5.6%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 13-129, Class CS, IO, 5.997s, 2042	$1,066,231	$176,845
Ser. 10-9, Class UI, IO, 5s, 2040	792,684	177,973
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	164,372	35,826
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	1,381,782	196,103
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	1,596,235	89,533
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	1,707,685	228,881
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	3,160,474	411,620
Ser. 06-36, Class OD, PO, zero %, 2036	5,208	4,566
		5,365,446
Commercial mortgage-backed securities (3.5%)
Banc of America Commercial Mortgage Trust Ser. 06-5, Class A2, 5.317s, 2047	974,138	975,866
Banc of America Commercial Mortgage Trust 144A Ser. 07-5, Class XW, IO, 0.529s, 2051	12,781,929	121,364
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class F, 5.576s, 2041	206,000	206,515
Ser. 04-4, Class XC, IO, 0.698s, 2042	1,177,359	2,736
Ser. 04-5, Class XC, IO, 0.618s, 2041	1,676,152	7,184
Ser. 05-1, Class XW, IO, 0.035s, 2042	10,516,545	116
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 06-PW12, Class AJ, 5.929s, 2038	168,000	174,261
FRB Ser. 05-T18, Class D, 5.134s, 2042	248,000	254,123
Ser. 04-PR3I, Class X1, IO, 0.724s, 2041	550,720	1,542
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class C, 5.6s, 2039	191,000	189,697
Ser. 06-PW14, Class X1, IO, 0.832s, 2038	8,115,915	115,814
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E, 5.744s, 2047	196,000	206,025
Citigroup Commercial Mortgage Trust FRB Ser. 05-C3, Class AJ, 4.96s, 2043	288,000	288,325
Citigroup Commercial Mortgage Trust 144A Ser. 06-C5, Class XC, IO, 0.735s, 2049	65,370,445	747,184
COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	351,000	374,278
FRB Ser. 14-CR18, Class C, 4.898s, 2047	350,000	354,622
Ser. 12-CR3, Class XA, IO, 2.338s, 2045	1,387,251	160,637
Ser. 12-CR1, Class XA, IO, 2.31s, 2045	5,885,018	641,255
Ser. 13-LC13, Class XA, IO, 1.616s, 2046	6,195,281	469,416
Ser. 14-CR17, Class XA, IO, 1.376s, 2047	4,560,891	348,736
Ser. 14-CR14, Class XA, IO, 1.057s, 2047	8,767,865	443,654
Ser. 06-C8, Class XS, IO, 0.706s, 2046	29,521,918	279,348
COMM Mortgage Trust 144A FRB Ser. 13-LC13, Class E, 3.719s, 2046	274,000	202,484
Credit Suisse First Boston Mortgage Securities Corp. 144A Ser. 03-C3, Class AX, IO, 1.772s, 2038	357,899	15
DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	213,879	214,982
FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO, 1.003s, 2020	439,970	6,771

68     Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (5.6%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
First Union National Bank-Bank of America Commercial Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.956s, 2033	$131,566	$962
GE Business Loan Trust 144A Ser. 04-2, Class D, 2.904s, 2032 F	40,774	34,251
GE Capital Commercial Mortgage Corp. FRB Ser. 06-C1, Class AJ, 5.451s, 2044	264,000	264,612
GE Capital Commercial Mortgage Corp. 144A Ser. 05-C3, Class XC, IO, 0.282s, 2045	127,629,542	116,969
GMAC Commercial Mortgage Securities, Inc. Trust
FRB Ser. 04-C2, Class A4, 5.301s, 2038	6,335	6,335
Ser. 05-C1, Class X1, IO, 0.765s, 2043	8,539,969	18,865
Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class E, 5.087s, 2042	219,000	217,966
FRB Ser. 05-GG3, Class B, 4.894s, 2042	194,000	195,127
GS Mortgage Securities Trust
Ser. 05-GG4, Class B, 4.841s, 2039	1,015,000	1,015,487
Ser. 13-GC10, Class XA, IO, 1.888s, 2046	5,620,029	562,565
GS Mortgage Securities Trust 144A
FRB Ser. 11-GC3, Class D, 5.726s, 2044	418,000	447,063
FRB Ser. 12-GC6, Class E, 5s, 2045	478,000	416,897
Ser. 06-GG6, Class XC, IO, 0.142s, 2038	13,360,492	6,707
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.279s, 2051	83,500	85,410
FRB Ser. 06-LDP7, Class B, 6.058s, 2045	251,000	217,507
Ser. 06-LDP8, Class B, 5.52s, 2045	171,000	171,930
FRB Ser. 06-LDP8, Class AJ, 5.48s, 2045	1,185,000	1,222,221
FRB Ser. 13-C10, Class C, 4.298s, 2047	408,000	410,549
FRB Ser. 13-C13, Class C, 4.191s, 2046	186,000	183,483
Ser. 06-LDP8, Class X, IO, 0.723s, 2045	9,128,264	81,397
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.379s, 2051	267,000	273,104
FRB Ser. 07-CB20, Class C, 6.379s, 2051	192,000	180,662
FRB Ser. 12-LC9, Class D, 4.573s, 2047	224,000	225,705
Ser. 05-CB12, Class X1, IO, 0.501s, 2037	6,747,330	13,468
Ser. 06-LDP6, Class X1, IO, 0.249s, 2043	13,441,852	23,980
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	71,187	75,102
Ser. 98-C4, Class H, 5.6s, 2035	215,000	222,615
LB-UBS Commercial Mortgage Trust
Ser. 06-C7, Class A2, 5.3s, 2038	188,186	191,536
FRB Ser. 06-C1, Class AJ, 5.276s, 2041	194,000	200,244
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 04-C4, Class H, 6.702s, 2036	500,000	498,600
FRB Ser. 04-C7, Class G, 5.032s, 2036	236,000	239,526
Ser. 06-C7, Class XCL, IO, 0.849s, 2038	12,751,681	155,150
Ser. 05-C2, Class XCL, IO, 0.473s, 2040	21,915,566	25,181
Ser. 05-C7, Class XCL, IO, 0.37s, 2040	22,249,719	36,668
Merrill Lynch Mortgage Investors Trust Ser. 96-C2, Class JS, IO, 2.371s, 2028	2,456	—

Dynamic Asset Allocation Conservative Fund     69

MORTGAGE-BACKED SECURITIES (5.6%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3, 6.028s, 2050	$92,534	$92,671
Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 1.046s, 2039	1,009,093	1,956
Ser. 05-MCP1, Class XC, IO, 0.765s, 2043	9,004,100	19,251
Mezz Cap Commercial Mortgage Trust 144A
Ser. 05-C3, Class X, IO, 6.527s, 2044	431,314	23,679
Ser. 06-C4, Class X, IO, 6.465s, 2045	1,546,499	154,805
Ser. 07-C5, Class X, IO, 5.939s, 2049	240,970	13,036
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class C, 4.565s, 2046	393,000	397,913
Ser. 14-C17, Class XA, IO, 1.448s, 2047	1,123,300	91,336
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB Ser. 13-C11, Class D, 4.565s, 2046	900,000	839,610
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C, 5.558s, 2044	225,000	223,765
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E, 5.356s, 2049	175,000	179,879
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	353,515	88,379
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C3, Class D, 5.123s, 2049	310,000	303,710
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C17, Class F, 5.548s, 2042	289,000	288,988
Ser. 05-C18, Class XC, IO, 0.479s, 2042	17,057,888	43,839
Ser. 06-C26, Class XC, IO, 0.185s, 2045	7,035,230	8,794
Wells Fargo Commercial Mortgage Trust Ser. 14-LC16, Class XA, IO, 1.655s, 2050	2,086,780	189,772
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.438s, 2046	950,000	862,573
WF-RBS Commercial Mortgage Trust
FRB Ser. 12-C7, Class C, 5.001s, 2045	177,000	185,668
FRB Ser. 14-C19, Class C, 4.646s, 2047	494,000	497,260
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.823s, 2044	160,000	170,325
FRB Ser. 11-C2, Class D, 5.647s, 2044	445,000	471,785
FRB Ser. 12-C8, Class E, 5.039s, 2045	273,000	274,194
FRB Ser. 12-C7, Class E, 5.001s, 2045	221,000	221,345
FRB Ser. 13-UBS1, Class D, 4.787s, 2046	605,000	576,716
Ser. 14-C19, Class D, 4.234s, 2047	132,000	121,069
Ser. 12-C10, Class XA, IO, 1.952s, 2045	2,389,571	242,733
Ser. 13-C12, Class XA, IO, 1.643s, 2048	1,929,951	161,780
		21,571,625
Residential mortgage-backed securities (non-agency) (1.2%)
Barclays Capital, LLC Trust
Ser. 13-RR1, Class 9A4, 7.716s, 2036	100,000	101,400
FRB Ser. 12-RR10, Class 9A2, 2.664s, 2035	100,000	93,510
Barclays Capital, LLC Trust 144A
FRB Ser. 14-RR2, Class 2A1, 3 1/2s, 2036	683,309	675,793
FRB Ser. 14-RR1, Class 2A2, 2.374s, 2036	350,000	295,330
FRB Ser. 13-RR8, Class 2A2, 0.305s, 2036	903,061	764,215

70     Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (5.6%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Bear Stearns Alt-A Trust FRB Ser. 05-8, Class 11A1, 0.695s, 2035	$182,095	$162,411
Countrywide Alternative Loan Trust
Ser. 05-28CB, Class 2A7, 5 3/4s, 2035	1,052,864	979,103
FRB Ser. 05-27, Class 2A1, 1.467s, 2035	235,688	190,907
FRB Ser. 05-59, Class 1A1, 0.486s, 2035	205,327	167,342
FRB Ser. 05-51, Class 1A1, 0.474s, 2035	651,718	547,834
FRB Ser. 07-OA10, Class 2A1, 0.405s, 2047	424,875	354,771
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 13-5R, Class 1A6, 0.405s, 2036	400,000	328,000
Residential Accredit Loans, Inc. FRB Ser. 06-QO7, Class 1A1, 0.917s, 2046	495,401	336,873
WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.187s, 2046	386,649	349,918
FRB Ser. 06-AR3, Class A1B, 1.117s, 2046	391,330	320,108
FRB Ser. 05-AR13, Class A1C3, 0.645s, 2045	379,692	336,028
FRB Ser. 05-AR9, Class A1C3, 0.635s, 2045	333,136	304,819
FRB Ser. 05-AR15, Class A1B3, 0.495s, 2045	577,171	506,756
Wells Fargo Mortgage Loan Trust FRB Ser. 12-RR2, Class 1A2, 0.315s, 2047	375,000	285,000
		7,100,118
Total mortgage-backed securities (cost $31,511,726)		$34,037,189

ASSET-BACKED SECURITIES (2.6%)*	Principal amount	Value
Station Place Securitization Trust 144A FRB Ser. 14-3, Class A, 1.056s, 2016	$9,934,000	$9,934,000
Station Place Securitization Trust 144A FRB Ser. 14-2, Class A, 1.054s, 2016	6,199,000	6,199,000
Total asset-backed securities (cost $16,133,000)		$16,133,000

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (1.1%)*		Principal amount	Value
Argentina (Republic of) sr. unsec. bonds 8.28s, 2033 (Argentina) (In default) †		$308,448	$257,554
Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		205,000	182,450
Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)		1,345,000	1,250,850
Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s, 2033 (Argentina)		794,956	630,797
Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s, 2033 (Argentina) (In default) †		985,633	845,180
Brazil (Federal Republic of) unsec. notes 10s, 2021 (Units) (Brazil)	BRL	4,564	1,728,023
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 11 3/4s, 2015 (Argentina)		$100,000	95,000
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10 7/8s, 2021 (Argentina)		100,000	91,000
Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		200,000	213,000
Financing of Infrastructural Projects State Enterprise 144A govt. guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		200,000	161,040
Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)		320,000	308,400

Dynamic Asset Allocation Conservative Fund     71

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (1.1%)* cont.	Principal amount	Value
Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s, 2023 (Indonesia)	$200,000	$184,878
Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)	175,000	192,281
Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s, 2030 (Russia)	58,950	66,098
South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024 (South Africa)	460,000	463,450
Total foreign government and agency bonds and notes (cost $7,181,390)		$6,670,001

SENIOR LOANS (0.1%)*[c]	Principal amount	Value
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 6.948s, 2017	$550,805	$500,839
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 9 3/4s, 2017	39,900	37,743
Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021	149,625	141,545
Emergency Medical Services Corp. bank term loan FRN Ser. B, 4s, 2018	11,599	11,474
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	84,150	82,596
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.65s, 2017	82,302	60,904
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.65s, 2017	845	625
Total senior loans (cost $881,677)		$835,726

PREFERRED STOCKS (0.1%)*	Shares	Value
Ally Financial, Inc. 144A 7.00% cum. pfd.	249	$249,233
GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	2,035	54,151
HSBC USA, Inc. $0.88 pfd. (United Kingdom)	7,650	167,612
M/I Homes, Inc. Ser. A, $2.438 pfd.	2,202	56,481
Total preferred stocks (cost $392,613)		$527,477

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.44 cv. pfd. R	5,720	$126,018
United Technologies Corp. $3.75 cv. pfd.	1,100	64,779
Total convertible preferred stocks (cost $159,547)		$190,797

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value
IL State G.O. Bonds, 4.421s, 1/1/15	$135,000	$136,245
Total municipal bonds and notes (cost $135,000)		$136,245

72     Dynamic Asset Allocation Conservative Fund

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$27,000	$34,054
Jazz Technologies, Inc. 144A cv. company guaranty sr. unsec. notes 8s, 2018	76,000	89,253
Total convertible bonds and notes (cost $95,657)		$123,307

INVESTMENT COMPANIES (—%)*	Shares	Value
Hercules Technology Growth Capital, Inc.	3,088	$44,652
Total investment companies (cost $43,648)		$44,652

WARRANTS (—%)*†	Expiration date	Strike price	Warrants	Value
Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$1.70	34,898	$—
Total warrants (cost $6,980)				$—

SHORT-TERM INVESTMENTS (26.3%)*	Principal amount/shares	Value
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.04%, January 14, 2015	$6,000,000	$5,999,688
Putnam Cash Collateral Pool, LLC 0.16% [d]	Shares 1,954,825	1,954,825
Putnam Money Market Liquidity Fund 0.06% L	Shares 24,848,850	24,848,850
Putnam Short Term Investment Fund 0.06% L	Shares 118,950,376	118,950,376
SSgA Prime Money Market Fund 0.01% P	Shares 360,000	360,000
U.S. Treasury Bills with effective yields ranging from 0.01% to 0.02%, December 4, 2014 #	$525,000	524,986
U.S. Treasury Bills with effective yields ranging from 0.10% to 0.12%, February 5, 2015 # §	4,396,000	4,395,652
U.S. Treasury Bills with effective yields ranging from 0.02% to 0.03%, January 8, 2015 #	103,000	102,995
U.S. Treasury Bills with effective yields ranging from 0.11% to 0.12%, November 13, 2014 # §	1,030,000	1,029,853
U.S. Treasury Bills with an effective yield of 0.04%, November 20, 2014 # §	1,109,000	1,108,938
U.S. Treasury Bills with effective yields ranging from 0.09% to 0.10%, October 16, 2014 # §	398,000	397,984
U.S. Treasury Bills with an effective yield of 0.02%, October 23, 2014 # §	1,705,000	1,704,978
Total short-term investments (cost $161,377,146)		$161,379,125

TOTAL INVESTMENTS
Total investments (cost $690,264,904)	$745,169,538

Key to holding’s currency abbreviations
BRL Brazilian Real
CAD Canadian Dollar
EUR Euro

Dynamic Asset Allocation Conservative Fund     73

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PO	Principal Only
REGS

Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2013 through September 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosuresand references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $612,681,688.
†	Non-income-producing security.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

##	Forward commitment, in part or in entirety (Note 1).
[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

[i]	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

74     Dynamic Asset Allocation Conservative Fund

P

Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $303,699,065 to cover certain derivatives contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $91,783,585)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	12/17/14	$2,652,383	$2,696,132	$43,749
	Canadian Dollar	Sell	10/15/14	18,566	19,470	904
	Euro	Buy	12/17/14	307,720	310,569	(2,849)
	Euro	Sell	12/17/14	307,720	319,778	12,058
	Swiss Franc	Sell	12/17/14	419,707	436,052	16,345
Barclays Bank PLC
	Australian Dollar	Buy	10/15/14	116,691	138,465	(21,774)
	British Pound	Sell	12/17/14	3,351,281	3,404,400	53,119
	Canadian Dollar	Sell	10/15/14	334,993	348,442	13,449
	Chinese Yuan (Offshore)	Buy	11/19/14	444,617	443,944	673
	Czech Koruna	Sell	12/17/14	213,079	220,270	7,191
	Euro	Sell	12/17/14	2,112,334	2,191,576	79,242
	Hong Kong Dollar	Buy	11/19/14	267,227	267,809	(582)
	Japanese Yen	Sell	11/19/14	150,451	158,118	7,667
	Mexican Peso	Sell	10/15/14	448,779	452,933	4,154
	New Zealand Dollar	Buy	10/15/14	6,003	15,982	(9,979)
	Norwegian Krone	Buy	12/17/14	513,911	532,033	(18,122)
	Norwegian Krone	Sell	12/17/14	513,911	518,358	4,447
	Singapore Dollar	Buy	11/19/14	247,466	253,083	(5,617)
	South African Rand	Buy	10/15/14	508,269	535,251	(26,982)
	South African Rand	Sell	10/15/14	508,269	524,607	16,338
	Swedish Krona	Buy	12/17/14	208,670	198,626	10,044
	Swiss Franc	Buy	12/17/14	92,873	96,507	(3,634)
	Turkish Lira	Sell	12/17/14	437,801	447,231	9,430
Citibank, N.A.
	Australian Dollar	Buy	10/15/14	826,459	877,743	(51,284)
	Brazilian Real	Buy	10/2/14	2,079,093	2,197,077	(117,984)
	Brazilian Real	Sell	10/2/14	2,079,093	2,167,198	88,105

Dynamic Asset Allocation Conservative Fund     75

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $91,783,585) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
	Brazilian Real	Buy	1/5/15	$959,653	$963,840	$(4,187)
	Chilean Peso	Buy	10/15/14	251,949	264,574	(12,625)
	Chilean Peso	Sell	10/15/14	251,949	269,243	17,294
	Danish Krone	Sell	12/17/14	374,609	389,838	15,229
	Euro	Sell	12/17/14	1,061,917	1,122,934	61,017
	Japanese Yen	Sell	11/19/14	412,075	444,663	32,588
	Mexican Peso	Buy	10/15/14	301,822	311,279	(9,457)
	Mexican Peso	Sell	10/15/14	301,822	309,427	7,605
	New Zealand Dollar	Sell	10/15/14	288,623	327,420	38,797
	Norwegian Krone	Buy	12/17/14	513,243	531,551	(18,308)
	Norwegian Krone	Sell	12/17/14	513,243	516,498	3,255
	Swiss Franc	Sell	12/17/14	615,200	636,773	21,573
Credit Suisse International
	Australian Dollar	Buy	10/15/14	406,581	439,886	(33,305)
	British Pound	Sell	12/17/14	919,067	940,880	21,813
	Canadian Dollar	Sell	10/15/14	630,086	666,142	36,056
	Euro	Sell	12/17/14	1,146,208	1,205,127	58,919
	Indian Rupee	Sell	11/19/14	21,463	21,579	116
	Japanese Yen	Sell	11/19/14	1,072,861	1,138,152	65,291
	Mexican Peso	Buy	10/15/14	258,386	264,938	(6,552)
	Mexican Peso	Sell	10/15/14	258,386	265,644	7,258
	New Zealand Dollar	Buy	10/15/14	797,962	871,804	(73,842)
	New Zealand Dollar	Sell	10/15/14	797,962	849,950	51,988
	Norwegian Krone	Sell	12/17/14	621,207	638,769	17,562
	Singapore Dollar	Buy	11/19/14	23,046	23,565	(519)
	Singapore Dollar	Sell	11/19/14	23,046	23,558	512
	Swedish Krona	Buy	12/17/14	675,459	686,158	(10,699)
	Swedish Krona	Sell	12/17/14	675,459	692,673	17,214
	Swiss Franc	Sell	12/17/14	1,992,876	2,070,640	77,764
	Turkish Lira	Sell	12/17/14	437,283	446,827	9,544
Deutsche Bank AG
	Australian Dollar	Buy	10/15/14	497,118	513,595	(16,477)
	Euro	Sell	12/17/14	1,584,725	1,633,175	48,450
	Japanese Yen	Sell	11/19/14	114,527	127,180	12,653
	New Zealand Dollar	Buy	10/15/14	769,895	858,858	(88,963)
	New Zealand Dollar	Sell	10/15/14	769,895	838,943	69,048
	Norwegian Krone	Sell	12/17/14	113,599	128,741	15,142
	Swedish Krona	Buy	12/17/14	406,935	408,618	(1,683)
	Swedish Krona	Sell	12/17/14	406,935	418,611	11,676
	Swiss Franc	Sell	12/17/14	425,053	441,724	16,671

76     Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $91,783,585) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Goldman Sachs International
	Australian Dollar	Buy	10/15/14	$411,217	$430,328	$(19,111)
	British Pound	Sell	12/17/14	198,135	201,766	3,631
	Canadian Dollar	Sell	10/15/14	430,054	443,683	13,629
	Euro	Sell	12/17/14	952,857	1,008,263	55,406
	Japanese Yen	Sell	11/19/14	83,674	97,232	13,558
	Norwegian Krone	Buy	12/17/14	450,297	452,062	(1,765)
	Norwegian Krone	Sell	12/17/14	450,297	455,080	4,783
	Swedish Krona	Buy	12/17/14	225,573	227,503	(1,930)
	Swedish Krona	Sell	12/17/14	225,573	225,723	150
HSBC Bank USA, National Association
	Australian Dollar	Sell	10/15/14	95,522	89,825	(5,697)
	British Pound	Sell	12/17/14	2,645,254	2,692,642	47,388
	Canadian Dollar	Sell	10/15/14	665,522	677,462	11,940
	Euro	Buy	12/17/14	434,599	451,579	(16,980)
	Euro	Sell	12/17/14	434,599	438,603	4,004
	Japanese Yen	Sell	11/19/14	1,075,540	1,148,640	73,100
	Swedish Krona	Sell	12/17/14	146,004	165,398	19,394
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/15/14	677,140	718,493	(41,353)
	Brazilian Real	Buy	10/2/14	1,379,430	1,448,987	(69,557)
	Brazilian Real	Sell	10/2/14	1,379,430	1,417,607	38,177
	Brazilian Real	Buy	1/5/15	955,312	960,360	(5,048)
	British Pound	Buy	12/17/14	590,030	600,056	(10,026)
	British Pound	Sell	12/17/14	590,030	596,036	6,006
	Canadian Dollar	Sell	10/15/14	161,293	172,604	11,311
	Czech Koruna	Sell	12/17/14	213,083	220,321	7,238
	Euro	Sell	12/17/14	1,734,477	1,806,144	71,667
	Hungarian Forint	Buy	12/17/14	272,939	274,587	(1,648)
	Hungarian Forint	Sell	12/17/14	272,939	280,417	7,478
	Indian Rupee	Sell	11/19/14	14,915	14,991	76
	Japanese Yen	Sell	11/19/14	311,038	352,461	41,423
	Mexican Peso	Sell	10/15/14	494,262	502,496	8,234
	New Taiwan Dollar	Sell	11/19/14	431,989	438,524	6,535
	New Zealand Dollar	Sell	10/15/14	405,569	445,516	39,947
	Norwegian Krone	Buy	12/17/14	59,407	72,788	(13,381)
	Singapore Dollar	Buy	11/19/14	111,779	114,269	(2,490)
	Singapore Dollar	Sell	11/19/14	111,779	114,281	2,502
	Swedish Krona	Sell	12/17/14	173,755	183,468	9,713
	Swiss Franc	Sell	12/17/14	839,519	872,364	32,845
Royal Bank of Scotland PLC (The)
	British Pound	Buy	12/17/14	226,324	227,697	(1,373)
	British Pound	Sell	12/17/14	226,324	227,922	1,598

Dynamic Asset Allocation Conservative Fund     77

FORWARD CURRENCY CONTRACTS at 9/30/14 (aggregate face value $91,783,585) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/15/14	$1,061,940	$1,135,551	$(73,611)
	Brazilian Real	Buy	10/2/14	2,051,721	2,176,360	(124,639)
	Brazilian Real	Sell	10/2/14	2,051,721	2,153,723	102,002
	Brazilian Real	Buy	1/5/15	818,697	824,244	(5,547)
	British Pound	Sell	12/17/14	1,551,057	1,578,648	27,591
	Canadian Dollar	Sell	10/15/14	436,838	455,235	18,397
	Chilean Peso	Buy	10/15/14	11,815	12,247	(432)
	Chilean Peso	Sell	10/15/14	11,815	12,648	833
	Euro	Buy	12/17/14	229,621	232,730	(3,109)
	Japanese Yen	Sell	11/19/14	426,036	454,974	28,938
	New Taiwan Dollar	Buy	11/19/14	4,706	4,781	(75)
	New Zealand Dollar	Sell	10/15/14	181,657	223,592	41,935
	Norwegian Krone	Buy	12/17/14	706,755	743,689	(36,934)
	Singapore Dollar	Buy	11/19/14	470	481	(11)
	Singapore Dollar	Sell	11/19/14	470	481	11
	Swedish Krona	Sell	12/17/14	699,290	722,861	23,571
	Swiss Franc	Sell	12/17/14	863,000	889,119	26,119
UBS AG
	Australian Dollar	Sell	10/15/14	1,598,509	1,720,709	122,200
	British Pound	Buy	12/17/14	8,141,674	8,290,783	(149,109)
	Canadian Dollar	Sell	10/15/14	408,364	428,319	19,955
	Euro	Sell	12/17/14	1,713,878	1,781,210	67,332
	Japanese Yen	Sell	11/19/14	384,908	410,969	26,061
WestPac Banking Corp.
	Australian Dollar	Buy	10/15/14	445,507	472,360	(26,853)
	Australian Dollar	Sell	10/15/14	445,507	455,665	10,158
	Canadian Dollar	Sell	10/15/14	444,068	453,382	9,314
	Euro	Sell	12/17/14	1,048,901	1,097,286	48,385
	Japanese Yen	Sell	11/19/14	960,777	1,035,564	74,787
	New Zealand Dollar	Sell	10/15/14	260,635	272,365	11,730
Total						$1,146,899

FUTURES CONTRACTS OUTSTANDING at 9/30/14
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index Mini (Short)	196	$18,029,060	Dec-14	$502,348
Russell 2000 Index Mini (Long)	156	17,106,960	Dec-14	(976,652)
Russell 2000 Index Mini (Short)	58	6,360,280	Dec-14	362,964
S&P 500 Index (Long)	6	2,948,250	Dec-14	(36,848)
S&P 500 Index E-Mini (Long)	62	6,093,050	Dec-14	(67,239)
S&P 500 Index E-Mini (Short)	584	57,392,600	Dec-14	631,012

78     Dynamic Asset Allocation Conservative Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/14 cont.
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P Mid Cap 400 Index E-Mini (Long)	3	$409,620	Dec-14	$(10,728)
S&P Mid Cap 400 Index E-Mini (Short)	62	8,465,480	Dec-14	364,141
SPI 200 Index (Long)	102	11,795,106	Dec-14	10,025
Tokyo Price Index (Short)	32	3,870,344	Dec-14	20,293
U.S. Treasury Bond 30 yr (Long)	103	14,204,344	Dec-14	(121,547)
U.S. Treasury Bond 30 yr (Short)	16	2,206,500	Dec-14	19,009
U.S. Treasury Bond Ultra 30 yr (Long)	53	8,082,500	Dec-14	(63,038)
U.S. Treasury Bond Ultra 30 yr (Short)	2	305,000	Dec-14	(2,832)
U.S. Treasury Note 10 yr (Long)	186	23,183,156	Dec-14	(121,728)
U.S. Treasury Note 10 yr (Short)	2	249,281	Dec-14	1,590
U.S. Treasury Note 2 yr (Long)	155	33,920,781	Dec-14	(4,326)
U.S. Treasury Note 2 yr (Short)	40	8,753,750	Dec-14	549
U.S. Treasury Note 5 yr (Long)	387	45,765,774	Dec-14	(119,485)
U.S. Treasury Note 5 yr (Short)	12	1,419,094	Dec-14	3,727
Total				$391,235

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/14
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$77,138,000 E	$(6,684)	12/17/16	3 month USD-LIBOR-BBA	1.00%	$3,190
40,716,000 E	93,338	12/17/19	3 month USD-LIBOR-BBA	2.25%	(3,357)
22,790,000 E	62,261	12/17/24	3 month USD-LIBOR-BBA	3.00%	(15,253)
4,147,000 E	(125,910)	12/17/44	3 month USD-LIBOR-BBA	3.50%	26,583
Total	$23,005	$11,163
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$60,607	$—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(138)
2,184,217	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(5,670)

Dynamic Asset Allocation Conservative Fund     79

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$192,751	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(500)
4,677	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	4
21,780	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	62
6,383	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	17
449,694	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	1,520
1,338,385	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,829
61,496	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	176
10,445	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	28
34,235	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	93
24,661	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	67
334,867	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,432)
45,788	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(241)
51,063	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(215)
25,575	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(108)
25,575	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(108)
51,236	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(216)

80     Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	$133,040	$—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	$(561)
	51,236	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(216)
	47,830	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	137
	33,929	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(145)
	102,299	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(432)
	186,195	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(808)
Citibank, N.A.
	649,548	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,858
baskets	166	—	12/19/14	(3 month USD-LIBOR-BBA plus 0.15%)	A basket (CGPUTQL2) of common stocks	56,761
units	3,541	—	12/19/14	3 month USD-LIBOR-BBA minus 0.10%	Russell 1000 Total Return Index	417,331
Credit Suisse International
	$600,594	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,559)
Goldman Sachs International
	96,489	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	17
	14,626	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	13
	150,697	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(344)
	150,697	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(344)
	1,017,198	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,641)
Dynamic Asset Allocation Conservative Fund     81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$157,267	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(408)
760,783	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,261)
23,385	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(100)
28,146	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(120)
843,285	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,189)
518,286	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,216)
Total	$—	$459,941

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$957	$14,000	5/11/63	300 bp	$911
CMBX NA BBB– Index	BBB–/P	1,868	31,000	5/11/63	300 bp	1,766
CMBX NA BBB– Index	BBB–/P	3,828	62,000	5/11/63	300 bp	3,623
CMBX NA BBB– Index	BBB–/P	3,648	64,000	5/11/63	300 bp	3,437
Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	5,210	47,000	5/11/63	300 bp	5,055
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	134	7,000	5/11/63	300 bp	111
CMBX NA BBB– Index	BBB–/P	248	32,000	5/11/63	300 bp	143
CMBX NA BBB– Index	BBB–/P	418	36,000	5/11/63	300 bp	299
CMBX NA BBB– Index	BBB–/P	3,502	44,000	5/11/63	300 bp	3,357

82     Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$6,214	$55,000	5/11/63	300 bp	$6,033
CMBX NA BBB– Index	BBB–/P	4,413	57,000	5/11/63	300 bp	4,225
CMBX NA BBB– Index	BBB–/P	3,750	57,000	5/11/63	300 bp	3,562
CMBX NA BBB– Index	BBB–/P	876	57,000	5/11/63	300 bp	688
CMBX NA BBB– Index	BBB–/P	4,628	58,000	5/11/63	300 bp	4,436
CMBX NA BBB– Index	BBB–/P	1,765	58,000	5/11/63	300 bp	1,573
CMBX NA BBB– Index	BBB–/P	1,022	58,000	5/11/63	300 bp	831
CMBX NA BBB– Index	BBB–/P	4,589	63,000	5/11/63	300 bp	4,381
CMBX NA BBB– Index	BBB–/P	6,974	91,000	5/11/63	300 bp	6,674
CMBX NA BBB– Index	BBB–/P	4,924	120,000	5/11/63	300 bp	4,528
CMBX NA BB Index	—	(376)	72,000	5/11/63	(500 bp)	(321)
CMBX NA BB Index	—	1,584	60,000	5/11/63	(500 bp)	1,630
CMBX NA BB Index	—	912	59,000	5/11/63	(500 bp)	958
CMBX NA BB Index	—	600	58,000	5/11/63	(500 bp)	644
CMBX NA BB Index	—	(926)	53,000	5/11/63	(500 bp)	(885)
CMBX NA BB Index	—	600	30,000	5/11/63	(500 bp)	623
CMBX NA BB Index	—	(184)	24,000	5/11/63	(500 bp)	(166)
CMBX NA BB Index	—	(230)	24,000	5/11/63	(500 bp)	(212)
CMBX NA BB Index	—	(219)	24,000	5/11/63	(500 bp)	(201)
CMBX NA BB Index	—	(1,028)	53,000	5/11/63	(500 bp)	(987)
CMBX NA BBB– Index	BBB–/P	(74)	22,000	5/11/63	300 bp	(147)
CMBX NA BBB– Index	BBB–/P	(169)	28,000	5/11/63	300 bp	(261)
CMBX NA BBB– Index	BBB–/P	(267)	28,000	5/11/63	300 bp	(359)
CMBX NA BBB– Index	BBB–/P	285	47,000	5/11/63	300 bp	130
CMBX NA BBB– Index	BBB–/P	2,393	50,000	5/11/63	300 bp	2,228
CMBX NA BBB– Index	BBB–/P	(551)	55,000	5/11/63	300 bp	(732)
CMBX NA BBB– Index	BBB–/P	(183)	55,000	5/11/63	300 bp	(365)

Dynamic Asset Allocation Conservative Fund     83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$(184)	$55,000	5/11/63	300 bp	$(365)
CMBX NA BBB– Index	BBB–/P	148	55,000	5/11/63	300 bp	(33)
CMBX NA BBB– Index	BBB–/P	(524)	56,000	5/11/63	300 bp	(709)
CMBX NA BBB– Index	BBB–/P	(1,066)	59,000	5/11/63	300 bp	(1,261)
CMBX NA BBB– Index	BBB–/P	41	59,000	5/11/63	300 bp	(154)
CMBX NA BBB– Index	BBB–/P	204	59,000	5/11/63	300 bp	10
CMBX NA BBB– Index	BBB–/P	1,428	60,000	5/11/63	300 bp	1,230
CMBX NA BBB– Index	BBB–/P	315	68,000	5/11/63	300 bp	68
CMBX NA BBB– Index	BBB–/P	7,566	71,000	5/11/63	300 bp	7,331
CMBX NA BBB– Index	BBB–/P	(834)	83,000	5/11/63	300 bp	(1,108)
CMBX NA BBB– Index	BBB–/P	92	138,000	5/11/63	300 bp	(364)
CMBX NA BBB– Index	—	(3,390)	60,000	1/17/47	(300 bp)	(1,770)
CMBX NA BBB– Index	—	(2,769)	59,000	1/17/47	(300 bp)	(1,176)
Goldman Sachs International
CMBX NA BB Index	—	(710)	67,000	5/11/63	(500 bp)	(659)
CMBX NA BB Index	—	678	30,000	5/11/63	(500 bp)	701
CMBX NA BB Index	—	(230)	24,000	5/11/63	(500 bp)	(212)
CMBX NA BBB– Index	BBB–/P	(305)	28,000	5/11/63	300 bp	(398)
CMBX NA BBB– Index	BBB–/P	594	52,000	5/11/63	300 bp	422
CMBX NA BBB– Index	BBB–/P	(147)	55,000	5/11/63	300 bp	(329)
CMBX NA BBB– Index	BBB–/P	(221)	55,000	5/11/63	300 bp	(402)
CMBX NA BBB– Index	BBB–/P	(524)	56,000	5/11/63	300 bp	(709)
CMBX NA BBB– Index	BBB–/P	(562)	56,000	5/11/63	300 bp	(746)

84     Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB– Index	BBB–/P	$(562)	$56,000	5/11/63	300 bp	$(746)
CMBX NA BBB– Index	BBB–/P	(982)	59,000	5/11/63	300 bp	(1,178)
Total		$59,191	$54,653
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/14
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
NA HY Series 22 Index	—	$303,351	$4,536,180	6/20/19	(500 bp)	$26,721
NA IG Series 22 Index	BBB+/P	(194,344)	13,550,000	6/20/19	100 bp	26,467
NA IG Series 22 Index	BBB+/P	(82,327)	5,740,000	6/20/19	100 bp	11,212
NA IG Series 22 Index	BBB+/P	(64,546)	3,100,000	6/20/19	100 bp	(14,028)
NA IG Series 22 Index	BBB+/P	(144,355)	7,800,000	6/20/19	100 bp	(17,247)
NA IG Series 22 Index	BBB+/P	(54,710)	3,100,000	6/20/19	100 bp	(4,192)
NA IG Series 22 Index	BBB+/P	(56,873)	2,900,000	6/20/19	100 bp	(9,615)
NA IG Series 22 Index	BBB+/P	(37,507)	2,650,000	6/20/19	100 bp	5,677
NA HY Series 22 Index	—	308,411	4,570,830	6/20/19	(500 bp)	29,668
NA HY Series 22 Index	—	304,564	4,581,720	6/20/19	(500 bp)	25,157
NA IG Series 22 Index	BBB+/P	(19,820)	1,200,000	6/20/19	100 bp	(264)
Total		$261,844	$79,556

Dynamic Asset Allocation Conservative Fund     85

* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$8,153,054	$4,031,817	$—
Capital goods	15,139,970	2,828,553	—
Communication services	7,476,574	2,091,474	—
Conglomerates	2,523,418	726,451	—
Consumer cyclicals	21,725,084	6,465,235	—
Consumer staples	13,526,367	4,984,669	1,417
Energy	15,281,406	3,183,736	588
Financials	37,543,368	11,813,622	—
Health care	27,977,864	5,335,174	—
Technology	34,101,999	2,487,226	—
Transportation	3,610,158	768,489	—
Utilities and power	7,109,238	1,890,079	—
Total common stocks	194,168,500	46,606,525	2,005
Asset-backed securities	—	16,133,000	—
Convertible bonds and notes	—	123,307	—
Convertible preferred stocks	—	190,797	—
Corporate bonds and notes	—	147,813,832	3
Foreign government and agency bonds and notes	—	6,670,001	—
Investment companies	44,652	—	—
Mortgage-backed securities	—	34,037,189	—
Municipal bonds and notes	—	136,245	—
Preferred stocks	221,763	305,714	—
Senior loans	—	835,726	—
U.S. government and agency mortgage obligations	—	136,341,661	—
U.S. treasury obligations	—	159,493	—
Warrants	—	—**	—
Short-term investments	144,159,226	17,219,899	—
Totals by level	$338,594,141	$406,573,389	$2,008

86     Dynamic Asset Allocation Conservative Fund

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,146,899	$—
Futures contracts	391,235	—	—
Interest rate swap contracts	—	(11,842)	—
Total return swap contracts	—	459,941	—
Credit default contracts	—	(186,826)	—
Totals by level	$391,235	$1,408,172	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
**Value of level 2 security is $—.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund     87

Statement of assets and liabilities 9/30/14
ASSETS
Investment in securities, at value, including $1,868,014 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $544,510,853)	$599,415,487
Affiliated issuers (identified cost $145,754,051) (Notes 1 and 5)	145,754,051
Cash	21,143
Foreign currency (cost $18,352) (Note 1)	18,047
Dividends, interest and other receivables	3,344,463
Receivable for shares of the fund sold	4,028,028
Receivable for investments sold	9,816,765
Receivable for variation margin (Note 1)	345,324
Unrealized appreciation on forward currency contracts (Note 1)	2,293,002
Unrealized appreciation on OTC swap contracts (Note 1)	553,521
Premium paid on OTC swap contracts (Note 1)	17,217
Prepaid assets	30,817
Total assets	765,637,865
LIABILITIES
Payable for investments purchased	1,289,501
Payable for purchases of delayed delivery securities (Note 1)	145,173,725
Payable for shares of the fund repurchased	1,151,836
Payable for compensation of Manager (Note 2)	258,990
Payable for custodian fees (Note 2)	25,267
Payable for investor servicing fees (Note 2)	155,058
Payable for Trustee compensation and expenses (Note 2)	194,763
Payable for administrative services (Note 2)	816
Payable for distribution fees (Note 2)	351,655
Payable for variation margin (Note 1)	413,934
Unrealized depreciation on OTC swap contracts (Note 1)	38,927
Premium received on OTC swap contracts (Note 1)	76,408
Unrealized depreciation on forward currency contracts (Note 1)	1,146,103
Collateral on securities loaned, at value (Note 1)	1,954,825
Collateral on certain derivative contracts, at value (Note 1)	519,493
Other accrued expenses	204,876
Total liabilities	152,956,177
Net assets	$612,681,688

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$515,123,759
Undistributed net investment income (Note 1)	6,338,516
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	34,178,199
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	57,041,214
Total — Representing net assets applicable to capital shares outstanding	$612,681,688
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

88     Dynamic Asset Allocation Conservative Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($431,522,943 divided by 38,752,854 shares)	$11.14
	Offering price per class A share (100/94.25 of $11.14)*	$11.82
	Net asset value and offering price per class B share ($23,366,995 divided by 2,112,464 shares)**	$11.06
	Net asset value and offering price per class C share ($60,957,479 divided by 5,530,702 shares)**	$11.02
	Net asset value and redemption price per class M share ($10,057,451 divided by 911,824 shares)	$11.03
	Offering price per class M share (100/96.50 of $11.03)*	$11.43
	Net asset value, offering price and redemption price per class R share ($5,785,836 divided by 507,604 shares)	$11.40
	Net asset value, offering price and redemption price per class R5 share ($315,691 divided by 28,278 shares)	$11.16
	Net asset value, offering price and redemption price per class R6 share ($3,256,362 divided by 291,553 shares)	$11.17
	Net asset value, offering price and redemption price per class Y share ($77,418,931 divided by 6,933,094 shares)	$11.17
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund     89

Statement of operations Year ended 9/30/14
INVESTMENT INCOME
Interest (including interest income of $92,635 from investments in affiliated issuers) (Note 5)	$11,224,429
Dividends (net of foreign tax of $127,053)	5,226,106
Securities lending (Note 1)	7,824
Total investment income	16,458,359
EXPENSES
Compensation of Manager (Note 2)	3,000,575
Investor servicing fees (Note 2)	925,218
Custodian fees (Note 2)	98,492
Trustee compensation and expenses (Note 2)	36,171
Distribution fees (Note 2)	1,923,932
Administrative services (Note 2)	14,008
Other	424,262
Total expenses	6,422,658
Expense reduction (Note 2)	(4,026)
Net expenses	6,418,632
Net investment income	10,039,727

Net realized gain on investments (net of foreign tax of $592) (Notes 1 and 3)	50,325,473
Net realized gain on swap contracts (Note 1)	1,922,754
Net realized loss on futures contracts (Note 1)	(3,431,773)
Net realized loss on foreign currency transactions (Note 1)	(282,368)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,729,287
Net unrealized depreciation of investments, futures contracts and swap contracts during the year	(10,178,337)
Net gain on investments	40,085,036
Net increase in net assets resulting from operations	$50,124,763

The accompanying notes are an integral part of these financial statements.

90     Dynamic Asset Allocation Conservative Fund

Statement of changes in net assets
INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/14	Year ended 9/30/13
Operations:
Net investment income	$10,039,727	$10,855,677
Net realized gain on investments and foreign currency transactions	48,534,086	15,433,023
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(8,449,050)	8,545,147
Net increase in net assets resulting from operations	50,124,763	34,833,847
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(6,866,682)	(6,177,280)
Class B	(225,468)	(225,049)
Class C	(536,171)	(445,853)
Class M	(116,303)	(101,310)
Class R	(74,734)	(55,608)
Class R5	(4,080)	(207)
Class R6	(64,144)	(30,108)
Class Y	(1,291,760)	(1,691,108)
Increase (decrease) from capital share transactions (Note 4)	26,910,598	(38,140,519)
Total increase (decrease) in net assets	67,856,019	(12,033,195)
NET ASSETS
Beginning of year	544,825,669	556,858,864
End of year (including undistributed net investment income of $6,338,516 and $3,996,105, respectively)	$612,681,688	$544,825,669

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund     91

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
September 30, 2014	$10.35	.20	.77	.97	(.18)	(.18)	—	—	$11.14	9.45	$431,523	1.03	1.83	583[g]
September 30, 2013	9.88	.20	.43	.63	(.16)	(.16)	—	—	10.35	6.46	384,651	1.05	1.99	305[h]
September 30, 2012	8.83	.21	1.00	1.21	(.16)	(.16)	—	—	9.88	13.76	376,279	1.07	2.21	278[h]
September 30, 2011	9.08	.20	(.12)[i]	.08	(.33)	(.33)	—	—[e,f]	8.83	.84	352,757	1.07	2.12	288[h]
September 30, 2010	8.60	.28	.69	.97	(.49)	(.49)	—[e]	—	9.08	11.57	376,055	1.05[d]	3.21[d]	196[h]
Class B
September 30, 2014	$10.28	.12	.76	.88	(.10)	(.10)	—	—	$11.06	8.58	$23,367	1.78	1.08	583[g]
September 30, 2013	9.81	.12	.44	.56	(.09)	(.09)	—	—	10.28	5.72	25,472	1.80	1.24	305[h]
September 30, 2012	8.77	.14	.98	1.12	(.08)	(.08)	—	—	9.81	12.86	25,916	1.82	1.46	278[h]
September 30, 2011	9.02	.13	(.11)[i]	.02	(.27)	(.27)	—	—[e,f]	8.77	.09	26,068	1.82	1.36	288[h]
September 30, 2010	8.54	.22	.68	.90	(.42)	(.42)	—[e]	—	9.02	10.85	32,603	1.80[d]	2.49[d]	196[h]
Class C
September 30, 2014	$10.25	.12	.75	.87	(.10)	(.10)	—	—	$11.02	8.55	$60,957	1.78	1.08	583[g]
September 30, 2013	9.78	.12	.44	.56	(.09)	(.09)	—	—	10.25	5.74	51,129	1.80	1.24	305[h]
September 30, 2012	8.75	.14	.98	1.12	(.09)	(.09)	—	—	9.78	12.80	48,885	1.82	1.46	278[h]
September 30, 2011	8.99	.13	(.10)[i]	.03	(.27)	(.27)	—	—[e,f]	8.75	.22	43,703	1.82	1.38	288[h]
September 30, 2010	8.53	.21	.67	.88	(.42)	(.42)	—[e]	—	8.99	10.62	43,589	1.80[d]	2.45[d]	196[h]
Class M
September 30, 2014	$10.26	.14	.76	.90	(.13)	(.13)	—	—	$11.03	8.82	$10,057	1.53	1.33	583[g]
September 30, 2013	9.79	.15	.43	.58	(.11)	(.11)	—	—	10.26	5.98	9,333	1.55	1.49	305[h]
September 30, 2012	8.76	.16	.98	1.14	(.11)	(.11)	—	—	9.79	13.07	8,011	1.57	1.71	278[h]
September 30, 2011	9.00	.15	(.10)[i]	.05	(.29)	(.29)	—	—[e,f]	8.76	.43	7,505	1.57	1.62	288[h]
September 30, 2010	8.53	.24	.67	.91	(.44)	(.44)	—[e]	—	9.00	11.00	8,767	1.55[d]	2.73[d]	196[h]
Class R
September 30, 2014	$10.60	.18	.78	.96	(.16)	(.16)	—	—	$11.40	9.07	$5,786	1.28	1.58	583[g]
September 30, 2013	10.11	.18	.45	.63	(.14)	(.14)	—	—	10.60	6.26	4,461	1.30	1.74	305[h]
September 30, 2012	9.03	.19	1.02	1.21	(.13)	(.13)	—	—	10.11	13.51	3,933	1.32	1.95	278[h]
September 30, 2011	9.27	.18	(.11)[i]	.07	(.31)	(.31)	—	—[e,f]	9.03	.68	3,582	1.32	1.88	288[h]
September 30, 2010	8.75	.26	.72	.98	(.46)	(.46)	—[e]	—	9.27	11.55	3,377	1.30[d]	2.94[d]	196[h]
Class R5
September 30, 2014	$10.38	.24[j]	.76	1.00	(.22)	(.22)	—	—	$11.16	9.68	$316.74		2.20[j]	583[g]
September 30, 2013	9.90	.24	.44	.68	(.20)	(.20)	—	—	10.38	6.87	11.74		2.30	305[h]
September 30, 2012†	9.57	.05	.33	.38	(.05)	(.05)	—	—	9.90	3.93*	10	.19*	.55*	278[h]
Class R6
September 30, 2014	$10.38	.24	.77	1.01	(.22)	(.22)	—	—	$11.17	9.80	$3,256.67		2.21	583[g]
September 30, 2013	9.90	.23	.45	.68	(.20)	(.20)	—	—	10.38	6.94	2,981.67		2.20	305[h]
September 30, 2012†	9.57	.06	.32	.38	(.05)	(.05)	—	—	9.90	3.94*	10	.17*	.57*	278[h]
Class Y
September 30, 2014	$10.38	.23	.77	1.00	(.21)	(.21)	—	—	$11.17	9.69	$77,419.78		2.07	583[g]
September 30, 2013	9.90	.23	.44	.67	(.19)	(.19)	—	—	10.38	6.80	66,787.80		2.27	305[h]
September 30, 2012	8.86	.23	.99	1.22	(.18)	(.18)	—	—	9.90	13.89	93,814.82		2.46	278[h]
September 30, 2011	9.10	.21	(.09)[i]	.12	(.36)	(.36)	—	—[e,f]	8.86	1.21	80,371.82		2.26	288[h]
September 30, 2010	8.62	.31	.68	.99	(.51)	(.51)	—[e]	—	9.10	11.85	595,429	.80[d]	3.45[d]	196[h]
See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92	Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund	93

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.02% of average net assets for the period ended September 30, 2010.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Portfolio turnover includes TBA purchase and sale commitments.

h Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	640%
September 30, 2012	720
September 30, 2011	739
September 30, 2010	666

i The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

j The net investment income ratio and per share amount shown for the period ending September 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

94     Dynamic Asset Allocation Conservative Fund

Notes to financial statements 9/30/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2013 through September 30, 2014.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no

Dynamic Asset Allocation Conservative Fund     95

sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

96     Dynamic Asset Allocation Conservative Fund

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared

Dynamic Asset Allocation Conservative Fund     97

interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit

98     Dynamic Asset Allocation Conservative Fund

event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $366,678 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities

Dynamic Asset Allocation Conservative Fund     99

as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,954,825 and the value of securities loaned amounted to $1,895,148. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at

100     Dynamic Asset Allocation Conservative Fund

least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, unrealized gains and losses on certain futures contracts, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,482,026 to increase undistributed net investment income, $42,249 to increase paid-in-capital and $1,524,275 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$60,089,415
Unrealized depreciation	(8,791,162)
Net unrealized appreciation	51,298,253
Undistributed ordinary income	8,167,604
Undistributed long-term gain	26,143,759
Undistributed short-term gain	12,018,190
Cost for federal income tax purposes	$693,819,477

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Dynamic Asset Allocation Conservative Fund     101

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$660,356
Class B	39,974
Class C	89,893
Class M	15,482
Class R	8,553
Class R5	232
Class R6	1,580
Class Y	109,148
Total	$925,218

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,364 under the expense offset arrangements and by $2,662 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $339, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,021,798
Class B	246,968
Class C	556,811
Class M	71,872
Class R	26,483
Total	$1,923,932

102     Dynamic Asset Allocation Conservative Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $88,774 and $1,013 from the sale of class A and class M shares, respectively, and received $10,855 and $2,509 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $23 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,227,198,582	$3,157,414,085
U.S. government securities (Long-term)	—	—
Total	$3,227,198,582	$3,157,414,085

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/14		Year ended 9/30/13
Class A	Shares	Amount	Shares	Amount
Shares sold	6,947,625	$75,785,326	6,050,464	$61,294,876
Shares issued in connection with reinvestment of distributions	602,139	6,568,193	582,348	5,913,666
	7,549,764	82,353,519	6,632,812	67,208,542
Shares repurchased	(5,949,515)	(64,584,075)	(7,575,971)	(76,683,165)
Net increase (decrease)	1,600,249	$17,769,444	(943,159)	$(9,474,623)

	Year ended 9/30/14		Year ended 9/30/13
Class B	Shares	Amount	Shares	Amount
Shares sold	291,080	$3,142,886	567,886	$5,712,022
Shares issued in connection with reinvestment of distributions	19,941	215,717	21,207	214,038
	311,021	3,358,603	589,093	5,926,060
Shares repurchased	(675,587)	(7,295,727)	(753,221)	(7,577,178)
Net decrease	(364,566)	$(3,937,124)	(164,128)	$(1,651,118)

	Year ended 9/30/14		Year ended 9/30/13
Class C	Shares	Amount	Shares	Amount
Shares sold	1,306,550	$14,143,516	979,723	$9,856,181
Shares issued in connection with reinvestment of distributions	46,008	496,894	40,774	410,291
	1,352,558	14,640,410	1,020,497	10,266,472
Shares repurchased	(809,376)	(8,695,716)	(1,030,507)	(10,366,646)
Net increase (decrease)	543,182	$5,944,694	(10,010)	$(100,174)

Dynamic Asset Allocation Conservative Fund     103

	Year ended 9/30/14		Year ended 9/30/13
Class M	Shares	Amount	Shares	Amount
Shares sold	144,952	$1,570,085	201,070	$1,988,327
Shares issued in connection with reinvestment of distributions	10,176	109,985	9,780	98,472
	155,128	1,680,070	210,850	2,086,799
Shares repurchased	(152,960)	(1,636,072)	(119,619)	(1,201,574)
Net increase	2,168	$43,998	91,231	$885,225

	Year ended 9/30/14		Year ended 9/30/13
Class R	Shares	Amount	Shares	Amount
Shares sold	198,824	$2,202,392	136,123	$1,414,279
Shares issued in connection with reinvestment of distributions	6,575	73,456	5,123	53,261
	205,399	2,275,848	141,246	1,467,540
Shares repurchased	(118,849)	(1,320,096)	(109,361)	(1,134,002)
Net increase	86,550	$955,752	31,885	$333,538

	Year ended 9/30/14		Year ended 9/30/13
Class R5	Shares	Amount	Shares	Amount
Shares sold	29,860	$324,620	—	$—
Shares issued in connection with reinvestment of distributions	369	4,080	20	207
	30,229	328,700	20	207
Shares repurchased	(3,021)	(33,070)	—	—
Net increase	27,208	$295,630	20	$207

	Year ended 9/30/14		Year ended 9/30/13
Class R6	Shares	Amount	Shares	Amount
Shares sold	116,831	$1,274,883	287,164	$2,955,049
Shares issued in connection with reinvestment of distributions	5,864	64,144	2,911	30,108
	122,695	1,339,027	290,075	2,985,157
Shares repurchased	(118,254)	(1,291,162)	(4,013)	(41,029)
Net increase	4,441	$47,865	286,062	$2,944,128

	Year ended 9/30/14		Year ended 9/30/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,744,822	$41,159,790	5,848,777	$59,181,641
Shares issued in connection with reinvestment of distributions	111,985	1,223,703	164,991	1,676,838
	3,856,807	42,383,493	6,013,768	60,858,479
Shares repurchased	(3,357,293)	(36,593,154)	(9,054,120)	(91,936,181)
Net increase (decrease)	499,514	$5,790,339	(3,040,352)	$(31,077,702)

104     Dynamic Asset Allocation Conservative Fund

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	1,092	3.9%	$12,187
Class R6	1,093	0.4	12,209

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$38,363,631	$35,506,172	$49,020,953	$21,983	$24,848,850
Putnam Short Term Investment Fund*	99,688,231	185,325,452	166,063,307	70,652	118,950,376
Totals	$138,051,862	$220,831,624	$215,084,260	$92,635	$143,799,226

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	2,000
Forward currency contracts (contract amount)	$135,700,000
Centrally cleared interest rate swap contracts (notional)	$126,700,000
OTC total return swap contracts (notional)	$55,500,000
OTC credit default contracts (notional)	$4,000,000
Centrally cleared credit default contracts (notional)	$53,900,000
Warrants (number of warrants)	35,000

Dynamic Asset Allocation Conservative Fund     105

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables, Net assets — Unrealized appreciation	$656,147*	Payables, Net assets— Unrealized depreciation	$842,973*
Foreign exchange contracts	Receivables	2,293,002	Payables	1,146,103
Equity contracts	Investments, Receivables, Net assets— Unrealized appreciation	2,364,875*	Payables, Net assets — Unrealized depreciation	1,091,467*
Interest rate contracts	Receivables, Net assets— Unrealized appreciation	195,063*	Payables, Net assets— Unrealized depreciation	629,137*
Total		$5,509,087		$3,709,680

*Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$2,654,059	$2,654,059
Foreign exchange contracts	—	—	(276,024)	—	$(276,024)
Equity contracts	1,272	(7,234,867)	—	(294,171)	$(7,527,766)
Interest rate contracts	—	3,803,094	—	(437,134)	$3,365,960
Total	$1,272	$(3,431,773)	$(276,024)	$1,922,754	$(1,783,771)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(363,278)	$(363,278)
Foreign exchange contracts	—	—	1,738,955	—	$1,738,955
Equity contracts	(1,020)	1,123,810	—	576,484	$1,699,274
Interest rate contracts	—	(1,764,380)	—	297,830	$(1,466,550)
Total	$(1,020)	$(640,570)	$1,738,955	$511,036	$1,608,401

106     Dynamic Asset Allocation Conservative Fund

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Dynamic Asset Allocation Conservative Fund     107

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$15,079	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$15,079
OTC Total return swap contracts*#	—	5,933	—	475,950	—	—	30	—	—	—	—	—	—	—	481,913
OTC Credit default contracts*#	—	—	—	—	3,563	—	92	—	—	—	—	—	—	—	3,655
Centrally cleared credit default contracts§	—	—	45,677	—	—	—	—	—	—	—	—	—	—	—	45,677
Futures contracts§	—	—	—	—	—	—	—	—	—	284,568	—	—	—	—	284,568
Forward currency contracts#	73,056	205,754	—	285,463	364,037	173,640	91,157	155,826	283,152	—	1,598	269,397	235,548	154,374	2,293,002
Total Assets	$73,056	$211,687	$60,756	$761,413	$367,600	$173,640	$91,279	$155,826	$283,152	$284,568	$1,598	$269,397	$235,548	$154,374	$3,123,894
Liabilities:
Centrally cleared interest rate swap contracts§	—	—	18,154	—	—	—	—	—	—	—	—	—	—	—	18,154
OTC Total return swap contracts*#	—	10,790	—	—	1,559	—	9,623	—	—	—	—	—	—	—	21,972
OTC Credit default contracts*#	564	155	—	—	6,097	—	1,377	—	—	—	—	—	—	—	8,193
Centrally cleared credit default contracts§	—	—	83,366	—	—	—	—	—	—	—	—	—	—	—	83,366
Futures contracts§	—	—	—	—	—	—	—	—	—	312,414	—	—	—	—	312,414
Forward currency contracts#	2,849	86,690	—	213,845	124,917	107,123	22,806	22,677	143,503	—	1,373	244,358	149,109	26,853	1,146,103
Total Liabilities	$3,413	$97,635	$101,520	$213,845	$132,573	$107,123	$33,806	$22,677	$143,503	$312,414	$1,373	$244,358	$149,109	$26,853	$1,590,202
Total Financial and Derivative Net Assets	$69,643	$114,052	$(40,764)	$547,568	$235,027	$66,517	$57,473	$133,149	$139,649	$(27,846)	$225	$25,039	$86,439	$127,521	$1,533,692
Total collateral received (pledged)†##	$69,643	$36,917	$—	$130,000	$139,640	$—	$57,473	$122,576	$110,000	$—	$—	$—	$86,439	$—
Net amount	$—	$77,135	$(40,764)	$417,568	$95,387	$66,517	$—	$10,573	$29,649	$(27,846)	$225	$25,039	$—	$127,521

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

108	Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund	109

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $28,758,135 as a capital gain dividend with respect to the taxable year ended September 30, 2014, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 12.20% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 18.09%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $6,677,789 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

110     Dynamic Asset Allocation Conservative Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

		Votes for	Votes withheld
Liaquat Ahamed		176,804,132	6,294,359
Ravi Akhoury		176,905,841	6,192,649
Barbara M. Baumann		177,716,173	5,382,317
Jameson A. Baxter		177,651,443	5,447,047
Charles B. Curtis		177,640,934	5,457,557
Robert J. Darretta		177,728,771	5,369,719
Katinka Domotorffy		177,481,553	5,616,937
John A. Hill		177,758,170	5,340,320
Paul L. Joskow		177,751,800	5,346,690
Kenneth R. Leibler		177,821,901	5,276,589
Robert E. Patterson		177,687,130	5,411,360
George Putnam, III		177,756,853	5,341,637
Robert L. Reynolds		177,861,329	5,237,161
W. Thomas Stephens		177,702,507	5,395,983
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
28,362,116	697,566	1,382,314	5,386,073
A proposal to amend the fund’s fundamental investment restriction with respect to investments in commodities was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
27,801,007	884,303	1,756,686	5,386,072
A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:
Votes for	Votes against	Abstentions	Broker non-votes
137,678,659	3,199,261	8,004,299	34,216,272
All tabulations are rounded to the nearest whole number

Dynamic Asset Allocation Conservative Fund     111

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

112     Dynamic Asset Allocation Conservative Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Conservative Fund     113

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

114     Dynamic Asset Allocation Conservative Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

Dynamic Asset Allocation Conservative Fund     115

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

116     Dynamic Asset Allocation Conservative Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Auditor

PricewaterhouseCoopers LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Investments

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN060
290500 11/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2014	$126,065	$ —	$31,591	$ —
September 30, 2013	$128,446	$ —	$29,790	$ —

For the fiscal years ended September 30, 2014 and September 30, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $607,765 and $179,790 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2014	$ —	$576,174	$ —	$ —

September 30, 2013	$ —	$150,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 26, 2014